AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON June 28, 2017

FILE NOS. 333-120338

811-21668

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 27	☒
AND REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 29	☒

COHEN & STEERS

DIVIDEND VALUE FUND, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

280 PARK AVENUE, NEW YORK, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

TINA M. PAYNE

COHEN & STEERS DIVIDEND VALUE FUND, INC.

280 PARK AVENUE

NEW YORK, NY 10017

(NAME AND ADDRESS OF AGENT OF SERVICE OF PROCESS)

COPY TO:

MICHAEL G. DOHERTY

ROPES & GRAY LLP

1211 AVENUE OF THE AMERICAS

NEW YORK, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

☒	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
☐	ON [DATE] PURSUANT TO PARAGRAPH (B)
☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
☐	ON [DATE] PURSUANT TO PARAGRAPH (A)(1)
☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
☐	ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class F (DVVFX), Class I (DVFIX), Class R (DVFRX),

Class T (DVVTX) and Class Z (DVFZX) Shares

Supplement dated July 1, 2017 to

Summary Prospectus and Prospectus dated July 1, 2017

Richard E. Helm has announced his intention to retire from Cohen & Steers Capital Management, Inc. on December 31, 2017. Effective September 30, 2017, Richard E. Helm will no longer serve as a portfolio manager to the Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) and Christopher Rhine will assume lead portfolio manager responsibilities for the Fund.

Prior to September 30, 2017, the following is considered to be part of the “Investment Management – Portfolio Managers” section on page 6 of the Summary Prospectus and page 8 of the Prospectus:

The Fund’s portfolio managers are:

Richard E. Helm—Senior Vice President of the Advisor. Mr. Helm has been a portfolio manager of the Fund since inception.

Prior to September 30, 2017, the following is considered to be part of the “Management of the Fund – Portfolio Managers” section on pages 20 and 21 of the Prospectus:

The Fund’s portfolio managers are:

Richard E. Helm—Mr. Helm joined the Advisor in 2005 and currently serves as a Senior Vice President of the Advisor and is head of its large cap value portfolio management team. From 2001 to 2005, Mr. Helm was a senior portfolio manager of WM Advisors, Inc. From 1999 to 2001, he was vice president and senior portfolio manager of Northwestern Trust and Investors Advisory Company and was employed by other investment management firms prior to that time. Mr. Helm is a chartered financial analyst. Mr. Helm has an MBA from University of Denver and a BS from University of Colorado.

Prior to September 30, 2017, the following replaces the second to last paragraph in the “Management of the Fund – Portfolio Managers” section on page 21 of the Prospectus:

The Advisor utilizes a team-based approach in managing the Fund. Mr. Helm is the leader of this team. Messrs. Rhine and Cherevach and Ms. Leddy direct and supervise the execution of the Fund’s investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

DVFPROSUP-0717

Cohen & Steers Dividend Value Fund, Inc.

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX), CLASS R (DVFRX), CLASS T (DVVTX) and CLASS Z (DVFZX) SHARES

280 PARK AVENUE
NEW YORK, NEW YORK 10017
PROSPECTUS
Advisor
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
Telephone: (212) 832-3232
Transfer Agent
Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
Telephone: (800) 437-9912
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.
JULY 1, 2017

Cohen & Steers Dividend Value Fund, Inc.

Summary Section

Investment Objectives
The investment objectives of Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) are to provide long-term growth of income and capital appreciation.

Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. You may qualify for sales charge discounts on Class T shares if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), “Reducing the Initial Sales Charge on Class A Shares” and “Reducing the Initial Sales Charge on Class T Shares” in the Fund’s Statement of Additional Information (the “SAI”).
	Class A	Class C	Class F(1)	Class I	Class R	Class T(1)	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (2)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	0.50%	0.25%	None
Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Shareholder Service Fee(3)	0.10%	0.25%	None	0.05%	None	0.08%	None
Total Other Expenses	0.30%	0.45%	0.20%	0.25%	0.20%	0.28%	0.20%
Total Annual Fund Operating Expenses(4)	1.25%	1.90%	0.90%	0.95%	1.40%	1.23%	0.90%
Fee Waiver/Expense Reimbursement(4)	0.25%	0.25%	0.25%	0.30%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(4)	1.00%	1.65%	0.65% (5)	0.65%	1.15%	0.98% (5)	0.65%

(1)	Class F shares and Class T shares are currently not available for purchase.
(2)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(3)	The maximum shareholder service fee for Class I shares and Class T shares is 0.10%.
(4)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2019 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares, 1.00% for Class T shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
(5)	The total annual fund operating expenses for Class F shares and Class T shares are estimated.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2019 (through June 30, 2019, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$547	$780	$1,058	$1,850
Class C Shares
Assuming redemption at the end of the period	$268	$547	$ 979	$2,180
Assuming no redemption at the end of the period	$168	$547	$ 979	$2,180
Class F Shares	$ 66	$236	$ 448	$1,061
Class I Shares	$ 66	$241	$ 465	$1,110
Class R Shares	$117	$393	$ 717	$1,635
Class T Shares	$347	$581	$ 861	$1,657
Class Z Shares	$ 66	$236	$ 448	$1,061
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of dividend-paying common stocks and preferred stocks that have the potential to offer long-term growth of income and capital appreciation. The Fund invests primarily in companies with large market capitalizations similar to those of companies included in the Russell 1000 Value Index, typically using a “value approach.” A value approach seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. From time to time, the Fund may invest a significant portion of its assets within a particular sector irrespective of weights indicated in the Russell 1000 Value Index.
The Fund may invest up to 20% of its net assets in securities issued by real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders.
The Fund may write (sell) covered call options on securities the Fund holds in its portfolio.
The Fund may also invest up to 20% of its net assets in bonds and other fixed-income securities of any maturity.
The Fund may invest up to 25% of its net assets in securities of foreign issuers (including emerging market issuers) which meet the same criteria for investment as domestic companies, including investments in such companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).
The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund's primary use of foreign currency transactions will be to seek to reduce the foreign currency risk inherent in the Fund's investments, although it will not be required to do so.
The Fund may also invest up to 20% of its net assets in securities that at the time of investment are rated below investment grade. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, minimum Baa3 or BBB– by Moody’s or S&P, respectively), or, if unrated is judged to be investment grade by the Advisor. Such securities are commonly known as “high-yield” or “junk” securities.

Principal Risks of Investing in the Fund
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Common Stock Risk
While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.
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Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; call, reinvestment, and income risk; liquidity risk; limited voting rights; special redemption rights; and regulatory risk.
Financials Sector Risk
To the extent the Fund invests in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financial services, credit card and insurance industries.
REIT Risk
REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Market Risk
Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.
Covered Call Options Risk
The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. This strategy is designed to generate additional income from the Fund’s portfolio holdings, but also results in certain risks. With respect to portfolio holdings on which the Fund has written a covered call option, the Fund will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.
Fixed-Income Securities Risk
Fixed-income securities generally present various types of risk, including interest rate risk, which is the risk that bond prices will decline because of rising interest rates, and credit risk, which is the chance that the issuer of a fixed-income security will fail to timely pay interest and principal or that a fixed-income security's price declines because of negative perceptions of an issuer’s ability to pay interest and principal.
Foreign (Non-U.S.) Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible
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imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Foreign Currency and Currency Hedging Risk
Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies, foreign currency swaps and other similar strategic transactions. Such transactions may reduce returns or increase volatility, perhaps substantially.
Credit and Below Investment Grade Securities Risk
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect
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individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The June 2016 vote in the United Kingdom (“UK”) calling for the exit of the UK from the European Union (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effects on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission's (the “SEC”) proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (“DOL”) final rule on conflicts of interest on fiduciary investment advice, as well as the SEC’s final rules and amendments to modernize reporting and disclosure (“Modernization”) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (“Liquidity”) could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and the Fund’s ability to execute its investment strategy.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares.  Because
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Class F shares and Class T shares are currently not available for purchase, and have therefore not commenced investment operations, no performance information is provided for these share classes. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500® Index, over various time periods. In addition to the broad-based market index, the table shows performance of the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The Advisor believes that this index, as compared to the broad-based market index, is comprised of securities that are more representative of the Fund’s investment strategy. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
Class A Shares
Annual Total Returns(1), (2)
Highest quarterly return during this period:    14.49% (quarter ended June 30, 2009)
Lowest quarterly return during this period:    -21.36% (quarter ended December 31, 2008)

(1)	The annual total returns for the Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of the Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.Class F shares and Class T shares are currently not available for purchase.
(2)	Class A shares year-to-date return was 4.03% as of March 31, 2017.
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Average Annual Total Returns
(for the periods ended December 31, 2016)
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	8.84%	12.52%	4.98%
Return After Taxes on Distributions	6.38%	10.47%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	7.04%	9.79%	3.84%
Class C Shares
Return Before Taxes	12.15%	12.83%	4.78%
Class I Shares
Return Before Taxes	14.34%	13.96%	5.83%
Class R Shares
Return Before Taxes	13.76%	N/A (1)	N/A (1)
Class Z Shares
Return Before Taxes	14.34%	N/A (1)	N/A (1)
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)(2)	17.34%	14.80%	5.72%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	11.96%	14.66%	6.95%

(1)	The inception date for Class R and Class Z shares is October 1, 2014.
(2)	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(3)	The S&P 500® Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R, and Z shares will vary.  Class F shares and Class T shares are currently not available for purchase. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Portfolio Managers
The Fund's portfolio managers are:
Christopher Rhine—Senior Vice President of the Advisor. Mr. Rhine has been a portfolio manager of the Fund since 2014.
Anatoliy Cherevach—Vice President of the Advisor. Mr. Cherevach has been a portfolio manager of the Fund since 2014.
Jamelah Leddy—Vice President of the Advisor. Ms. Leddy has been a portfolio manager of the Fund since 2014.
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Purchase and Sale of Fund Shares
	Class A, C and T Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares and Class T shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
Boston Financial Data Services
Cohen & Steers Funds
P.O. Box 8123
Boston, MA 02266-8123
Phone: (800) 437-9912

Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment Strategies and Related Risks

Objectives
The investment objectives of the Fund are to provide long-term growth of income and capital appreciation. In pursuing its investment objectives, the Fund will not concentrate its investments in
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any one industry. There can be no assurance that the Fund will achieve its investment objectives. The Fund may change its investment objectives without shareholder approval, although it has no current intention to do so. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objectives.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of dividend-paying common stocks and preferred stocks that have the potential to offer long-term growth of income and capital appreciation. The Fund invests primarily in companies with large market capitalizations similar to those of companies included in the Russell 1000 Value Index. The Fund typically employs a “value approach” in selecting investments. The Advisor seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. From time to time, the Fund may invest a significant portion of its assets within a particular sector irrespective of weights indicated in the Russell 1000 Value Index.
In selecting securities that the Fund will invest in, the Advisor first seeks to identify attractive businesses by industry through identification of key industry drivers and evaluation of each company’s business model, market position and management team. Then a number of additional factors are reviewed to assess a company’s dividend growth potential as well as the sustainability of that growth, including analysis of dividend history, free cash flow and dividend payout ratios. Once this fundamental research has been completed and the universe of companies has been narrowed, a dividend discount model is employed to determine the present value of a future stream of a company’s dividend payments to identify stocks the Advisor believes are undervalued relative to their long-term growth prospects. This model assists in both quantifying discounts to target prices and determining individual stock and sector weightings.
In an effort to mitigate risk, the Advisor adheres to a sell discipline that helps to identify when to begin scaling out of a position that no longer meets its investment criteria. Considerations include, for example, change in company management or strategy, change in dividend policy, invalid investment thesis, stock price approaching target price, deterioration of company fundamentals or changing industry considerations.
In pursuing the Fund’s investment objectives, the Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of or demand for the securities.
The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s SAI.
Real Estate Investment Trusts
The Fund may invest up to 20% of its net assets in securities issued by REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital
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gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs generally will not be eligible for the dividends-received deduction, and are generally not considered “qualified dividend income” (“QDI”) eligible for reduced rates of taxation for U.S. federal income tax purposes. See “Additional Information—Tax Considerations” in this prospectus and “Taxation” in the SAI.
REITs can generally be classified as equity REITs or mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.
Covered Call Options
The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. This technique offers the Fund the potential to earn additional income on its portfolio holdings, although it may limit the Fund’s ability to participate in capital appreciation on its portfolio holdings when security prices rise.
Fixed-Income Securities
The Fund may invest up to 20% of its net assets in bonds and other fixed-income securities of any maturity, including mortgage-backed securities, U.S. Government securities and asset-backed securities and repurchase agreements.
Foreign (Non-U.S.) Securities and Depositary Receipts
The Fund may invest up to 25% of its net assets in securities of foreign issuers (including emerging market issuers), including investments in such companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.
Currency Hedging Transactions
Derivatives transactions in which the Fund may engage include currency hedging transactions. In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), the Fund may enter into foreign currency forward contracts, foreign currency futures contracts and foreign currency swaps, as well as purchase put or call options on foreign currencies and engage in other similar strategic transactions. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
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A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.”
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.  To the extent any derivatives would be deemed to be illiquid, they will be included in the Fund’s maximum limitation of 15% of net assets invested in illiquid securities.
Below Investment Grade Securities
The Fund may invest up to 20% of its net assets in below investment grade securities. A security will be considered to be investment grade if it is rated as such by one NRSRO (for example, minimum Baa3 or BBB- by Moody’s or S& P, respectively) or, if unrated, is judged to be investment grade by the Advisor. Below investment grade quality securities, or securities that are unrated but judged to be below investment grade by the Advisor, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.

Principal Risks of Investing in the Fund
This section contains a discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
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Common Stock Risk
While common stock has historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks, that is stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation, can react differently from growth stocks. These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Preferred Securities Risk
Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Financials Sector Risk
To the extent the Fund invests in the financials sector, which may include the bank, diversified financial services, credit card and insurance industries, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including:
• B	anking Industry Risk. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations which makes banks sensitive to changes in money market and general economic conditions. When a bank’s borrowers have financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are also highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce a bank’s profitability.
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• I	nsurance Industry Risk. The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
REIT Risk
In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940 (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Real Estate Market Risk
The Fund will not invest in real estate directly, but may invest in securities issued by real estate companies. Therefore, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in interest rates;
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•	falling home prices;
•	failure of borrowers to pay their loans;
•	early payment or restructuring of mortgage loans;
•	slower mortgage origination; and
•	rising construction costs.
Covered Call Options Risk
The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. This strategy is designed to generate additional income from the Fund’s portfolio holdings, but also results in certain risks. With respect to portfolio holdings on which the Fund has written a covered call option, the Fund will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.
Fixed-Income Securities Risk
Fixed-income securities may decline in value when interest rates rise or when an issuer fails to pay or is perceived to be in a less than favorable position to pay interest and principal. High yield securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality fixed-income securities, and the ability of the Fund to achieve its investment objectives may, to the extent it is invested in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.
The secondary markets in which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for high yield securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for high yield securities.
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Foreign (Non-U.S.) Securities Risk
Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
•	future foreign economic, financial, political and social developments;
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	foreign currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
•	growth of gross domestic product;
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•	rates of inflation;
•	capital reinvestment;
•	resources;
•	self-sufficiency; and
•	balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
Foreign Currency and Currency Hedging Risk
Foreign currency forward contracts, over-the-counter (“OTC”) options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Credit and Below Investment Grade Securities Risk
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than other debt instruments. The Fund may invest in securities that are rated below investment grade. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
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Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The June 2016 vote in the UK calling for the exit of the UK from the European Union (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effects on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s proposed rules governing the use of derivatives by registered investment companies, the DOL’s final rule on conflicts of interest on fiduciary investment advice, as well as Modernization and Liquidity could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and the Fund’s ability to execute its investment strategy.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will
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bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Additional Investment Information
In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI.
Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold promptly (e.g., within seven days) at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books and records. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.
Defensive Position
When the Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objectives. In addition, the Fund may be required to hold more cash than anticipated to support its derivative positions, which could negatively impact returns.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N-CSR and such reports are made available at www.cohenandsteers.com in the “Funds” section under “Fund Literature,” generally within 70 days after the end of each semi-annual period. The Fund also posts an uncertified list of portfolio holdings on the website, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on www.cohenandsteers.com or by calling 800-330-7348.

Management of the Fund

The Advisor
The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment
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companies, including each of the open-end and closed-end Cohen & Steers funds. As of March 31, 2017, the Advisor managed approximately $58.5 billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”
Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor also selects brokers and dealers to execute the Fund’s portfolio transactions.
For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets. The Fund's effective investment advisory fee during the fiscal year ended February 28, 2017, was 0.39% of average daily net assets.
In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to administrative, transfer agency, custodial, legal and accounting fees. On June 13, 2017, the Board of Directors of the Fund approved an amendment to the Fund’s administration agreement, effective June 30, 2017, reducing the administration fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Fund.
The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2019 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares, 1.00% for Class T shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ended August 31, 2017.

Portfolio Managers
The Fund’s portfolio managers are:
Christopher Rhine—Mr. Rhine is a portfolio manager of the Fund and Senior Vice President of the Advisor. He joined the Advisor in 2012 as an analyst specializing in natural resource equities and large cap value stocks. He has 12 years of investment experience. From 2002 to 2012, Mr. Rhine was an equity analyst with Blackrock, where he primarily covered the global industrials and materials sectors. He also has research experience in the global energy and information technology sectors. Mr. Rhine has an MBA from New York University and a BS from Drexel University.
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Anatoliy Cherevach—Mr. Cherevach is a portfolio manager of the Fund and Vice President of the Advisor. He joined the Advisor in 2005 as a research analyst for large cap value portfolios specializing in the financial, health care and utilities sectors. He has 15 years of investment experience. Previously, Mr. Cherevach was an analyst at WM Advisors for five years covering the financial, healthcare, utilities, energy and REIT sectors. Previously, he was an analyst at Puget Sound Energy and Washington Mutual Bank. Mr. Cherevach has a BA from Kiev University, Ukraine and an MBA from Pacific Lutheran University.
Jamelah Leddy—Ms. Leddy is a portfolio manager of the Fund and Vice President of the Advisor. She joined the Advisor in 2006 as a research analyst. She specializes in the consumer discretionary, consumer staples and telecommunications sectors. She has 22 years of investment experience. Prior to joining the Advisor, Ms. Leddy was an analyst at McAdams Wright Ragen covering companies primarily in the consumer and industrial sectors. Previously she was an analyst at WM Advisors, Inc., Summit Capital and Piper Jaffray, Inc. Ms. Leddy has a BA from Whitman College.
The Advisor utilizes a team-based approach in managing the Fund. Mr. Rhine is the leader of this team. Mr. Cherevach and Ms. Leddy direct and supervise the execution of the Fund’s investment strategy.
The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

Pricing of Fund Shares

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.
The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase or redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.
Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined. If after the close of a
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foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Advisor to be OTC, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor, pursuant to procedures approved by the Board of Directors, to reflect the fair market value of such securities.
Securities for which market prices are unavailable, or securities for which the Advisor determines that bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.
Because the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

How to Purchase, Exchange and Sell Fund Shares

Purchase Minimums
	Class A, C and T Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares and Class T shares are currently not available for purchase. The Fund reserves the right to change or waive its investment minimum requirements.
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Purchasing the Class of Fund Shares that is Best for You
This Prospectus offers five separate classes of shares (Class F and Class T shares are currently not available for purchase) to give you flexibility in choosing a fee structure that is most beneficial to you. Each class represents an investment in the same portfolio of securities, but as described below, the classes utilize a combination of the fees listed below and other features to suit your investment needs. Because each investor’s financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.
	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class T Shares	Class Z Shares

Eligibility	Generally available through Financial Intermediaries	Generally available through Financial Intermediaries	Available through Financial Intermediaries with a selling agreement with the Distributor	Limited to:
• Current Institutional shareholders that meet certain requirements
• Certain employer-sponsored retirement and benefit plans
• Participants in certain programs sponsored by the Advisor or its affiliates or other Financial Intermediaries
				• Certain employees of the Advisor or its affiliates	Available through certain group retirement and benefit plans Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”	Available through Financial Intermediaries with a selling agreement with the Distributor	Available through Financial Intermediaries with a selling agreement with the Distributor Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”
Minimum Investment[1]	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial investment: • $100,000 (aggregate for registered advisors) Subsequent investment: • No minimum • $500 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial Investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans
Initial Sales Charge[2]	Yes. Paid at the time you purchase your investment. Larger purchases may receive a lower sales charge	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	Yes. Paid at the time you purchase your investment. Larger purchases may receive a lower sales charge	No. Full purchase price is invested in the Fund
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	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class T Shares	Class Z Shares

Contingent Deferred Sales Charge (“CDSC”)[3]	No. (You may pay a deferred sales charge for purchases of $1 million or more that are redeemed within 1 year of purchase)	Yes. If you redeem your shares within 1 year of purchase you will be charged a 1% CDSC	No	No	No	No	No
Distribution (12b-1) Fees[4]	0.25%	0.75%	None	None	0.50%	0.25%	None
Shareholder Service Fees[5]	Up to 0.10%	Up to 0.25%	None	Up to 0.10%	None	Up to 0.10%	None
Redemption Fee	No	No	No	No	No	No	No
Advantages	• You may qualify for a reduced initial sales charge due to the size of your investment	•
 No initial sales charge, so all of your assets are initially invested

• If you hold your shares for at least one year from the date of purchase, you will not pay a sales charge
		• Class C shares may appeal to investors who have a shorter investment horizon relative to Class A share investors	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution fees	• No initial sales charge, so all of your assets are initially invested • No shareholder service fees	• You may qualify for a reduced initial sales charge due to the size of your investment	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees
Disadvantages	• You pay a sales charge up front and therefore own fewer shares initially • You will pay on-going distribution expenses, which may result in lower total performance than share classes that do	• You may pay a contingent deferred sales charge if shares are sold within one year of purchase • You will pay on-going distribution expenses, which may result in lower total	• Limited Availability	• Limited Availability	• Limited Availability • You will pay on-going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• You pay a sales charge up front and therefore own fewer shares initially • You will pay on-going distribution expenses, which may result in lower total performance than share classes that do	• Limited Availability
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Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class T Shares	Class Z Shares

not pay these fees	performance than share classes that do not pay these fees				not pay these fees
[1]	The Fund reserves the right to waive or change its minimum investment requirements.
[2]	A percentage fee deducted from your initial investment.
[3]	A percentage fee deducted from your sale proceeds based on the length of time you own your shares.
[4]	An ongoing annual percentage fee used to pay for distribution expenses. For Class R shares, an ongoing annual percentage fee used to pay for distribution expenses and the cost of servicing shareholder accounts.
[5]	An ongoing annual percentage fee used to pay for the cost of servicing shareholder accounts.
The Fund may have shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV.
The Fund no longer accepts investments from investors with non-U.S. addresses and dealer controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Fund.
The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements. The Fund may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.
The following pages will cover additional details of each share class, including the sales charge tables for Class A and Class T shares, reduced sales charge information, Class C share CDSC information, Class F, Class I, Class R and Class Z information, and sales charge waivers.
Different financial intermediaries may impose different sales charges.  Information on reducing your initial sales charge is available from your financial intermediary, in the Appendix to this Prospectus and in the SAI.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.cohenandsteers.com, in the Appendix to this Prospectus and in the SAI, which is available on the website or upon request.

Class A Shares
Types of Shareholders Qualified to Purchase
Class A shares are generally available through Financial Intermediaries.
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Initial Sales Charges
The following initial sales charges apply to Class A shares:
	SALES CHARGE AS A PERCENTAGE OF
INVESTMENT AMOUNT	OFFERING PRICE*	NET AMOUNT INVESTED
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	None	None

*	“Offering Price” is the amount you actually pay for Fund shares; it includes the initial sales charge.
The initial sales charge does not apply to shares that are purchased with reinvested dividends or other distributions.
CDSC
None, but if you invest $1,000,000 or more in Class A shares and sell those shares on or before the one year anniversary date of their purchase, you may pay a charge equal to 1% of the lesser of the current NAV or the original cost of the shares that you sell.
Reducing Your Initial Sales Charge
As demonstrated in the table above, the size of your investment in Class A shares will affect the initial sales charge that you pay. The Fund offers certain methods, which are described below, that you can use to reduce the initial sales charge. Additional information on reducing your initial sales charge is available from your financial intermediary and in the Appendix to this Prospectus and in the SAI.
Aggregating Accounts
The size of the total investment applies to the total amount being invested by any person, which includes:
•	you, your spouse and children under the age of 21;
•	a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and
•	any U.S. bank or investment advisor purchasing shares for its investment advisory clients.
Rights of Accumulation
A person (defined above) may take into account not only the amount being invested, but also the current NAV of the shares of the Fund and Class A and Class C shares of other Cohen & Steers open-end funds (collectively, the “Eligible Funds” and individually, an “Eligible Fund”) already held by such person in order to reduce the sales charge on the new purchase.
To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify the Fund, your dealer or other financial intermediary at the time of purchase, and give information related to the other account(s).
Letter of Intention
You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund and other Eligible Funds
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during a 13-month period in order to reduce the sales charge. All shares of the Fund and other Eligible Funds currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because the Fund, Boston Financial Data Services, Inc., the Fund’s transfer agent (the “Transfer Agent”), or your dealer or financial intermediary may not maintain this information for periods prior to January 1, 2012. See “Additional Information—Tax Considerations.” Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this 13-month period.
The letter is not a binding obligation. However, 5% of the amount specified in the letter will be held in escrow, and if your purchases are less than the amount specified, the Fund will request that you remit the amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If this amount is not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a letter. Please note that no retroactive adjustment will be made if purchases exceed the amount indicated in the letter.
At the time of your purchase, you must inform the Fund, your dealer or other financial intermediary of any other investment in the Fund or in other Eligible Funds that would count toward reducing your sales charge. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In addition, you may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you do not let the Fund, your dealer or other financial intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled.
You may obtain more information about sales charge reductions and waivers from www.cohenandsteers.com, the Appendix to this Prospectus, the SAI or your dealer or financial intermediary.
Sales at Net Asset Value
Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) to certain investors without regard to investment amount, including investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and through certain types of investment programs, including no-load networks, platforms or self-directed investment brokerage accounts offered by financial services firms that may or may not charge transaction fees to their clients, that have entered into an agreement with the Distributor to offer Class A shares without a sales charge. IRAs are not eligible to purchase Class A shares at NAV. For more information see the Appendix in this Prospectus and “Sales at Net Asset Value” in the SAI.
Dealer Commission
The Distributor may pay dealers a commission of up to 1% on investments of $1 million or more in Class A shares.
Reinstatement Privilege
If you redeem your Class A shares and then decide to reinvest in Class A shares of the Fund or another Eligible Fund, you have a one-time option to, within 120 calendar days of the date of your redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales
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charge, all or any part of your investment in Class A shares of the Fund. If you redeem your Class A shares and your redemption was subject to a CDSC, you may reinstate all or any part of your investment in Class A shares within 120 calendar days of the date of your redemption and receive a credit for the applicable CDSC that you paid. Your investment will be reinstated at the NAV per share next determined after we receive your request. The Transfer Agent must be informed that your new purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed, and the Fund’s minimum initial investment amount must be met at the time of reinstatement. For the purposes of the CDSC schedule, the holding period will continue as if the Class A shares had not been redeemed. The ability of a shareholder to utilize the reinstatement privilege is subject to the Fund’s right to reject any purchase or exchange order if it believes such shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. In the event that the Fund rejects an exchange request, neither the redemption or purchase will be processed.  Should an exchange request be rejected, you should submit separate redemption and purchase orders rather than placing an exchange order.

Class C Shares
Types of Shareholders Qualified to Purchase
Class C shares are generally available through Financial Intermediaries.
Initial Sales Charges
There is no initial sales charge for Class C shares.
CDSC
You may pay a charge equal to 1% of the lesser of the current NAV of your shares or their original cost if you sell your shares on or before the one year anniversary date of their purchase. The Fund’s Distributor collects and retains any applicable CDSC paid. Information on any applicable sales charge discounts is available from your financial intermediary, in the Appendix to this Prospectus and in the section in the SAI titled “Contingent Deferred Sales Charges.”
Dealer Commission
At the time of the initial sale of Class C shares, the Distributor generally pays a financial intermediary from its own resources an upfront commission of 1% of the amount invested. This amount represents a prepayment of the first year’s distribution and shareholder services fees. In the first year following the initial sale, the Fund pays the distribution and shareholder services fees to the Distributor as reimbursement for the Distributor’s upfront commission.  If you redeem your Class C shares on or before the one year anniversary date of their purchase, you will pay a 1% CDSC. In the first year, the payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid to the financial intermediary. For Class C shares held over a year, the Fund pays the distribution and shareholder services fees to the Distributor, who is responsible for paying financial intermediaries. Please see the “Additional Information-Distribution Plan” and “Additional Information-Shareholder Services Plan” sections of the Prospectus for additional information.

class F shares
Types of Shareholders Qualified to Purchase
Class F shares are currently not available for purchase. When made available, Class F shares are expected to be available for purchase by financial intermediaries permitted, by contract with the Distributor, to offer shares where neither the investor nor the intermediary will receive any
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commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class F shares. Class F shares are not available for purchase by retirement plans.
Initial Sales Charges
There is no initial sales charge for Class F shares.
CDSC
There is no CDSC for Class F shares.

Class I Shares
Types of Shareholders Qualified to Purchase
Class I shares are available for purchase by:
•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;
•	tax-exempt employee benefit plans of the Advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor, including certain health savings accounts (“HSAs”);
•	institutional advisory accounts of the Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;
•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 plan fee;
•	registered investment advisors investing on behalf of clients that consist of institutions and/or individuals;
•	clients (including individuals, corporations, endowments, foundations and qualified plans) of approved financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services, or who have entered into an agreement with the Distributor to offer Class I shares through an omnibus account, no-load network or platform;
•	investors who purchase through certain “wrap” programs, fee based advisory programs, asset allocation programs and similar programs with approved financial intermediaries;
•	current officers, directors and employees (and their immediate families) of the Fund, the Advisor, CNS, the Distributor, and to any trust, pension, profit-sharing or other benefit plan for only such persons; and
•	investors having a direct relationship with the Advisor or its affiliates.
Waivers of Investment Minimums
The Fund reserves the right to waive any initial investment minimum. Class I investment minimums are waived for the following:
•	certain types of fee based programs and group retirement accounts (e.g. 401(k) plans or employer-sponsored 403(b) plans);
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•	financial intermediaries who have entered into an agreement with the Distributor to offer shares through a wrap and/or asset allocation program;
•	financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that charges a transaction fee to its clients;
•	certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans;
•	current officers, directors and employees (and their immediate families) of the Fund, the Advisor, CNS, the Distributor, and any trust, pension, profit-sharing or other benefit plan for only such persons; and
•	registered investment advisors clearing through multiple firms having an aggregate $100,000 or more invested in shares of Cohen & Steers open-end funds.
Initial Sales Charges
There is no initial sales charge for Class I shares.
CDSC
There is no CDSC for Class I shares.

Class T Shares
Types of Shareholders Qualified to Purchase
Class T shares are currently not available for purchase. When made available, Class T shares are expected to be available for purchase by financial intermediaries, including retirement plans and individual retirement accounts (IRAs), permitted, by contract with the Distributor, to purchase Class T shares.
Initial Sales Charges
The following initial sales charges apply to Class T shares:
	SALES CHARGE AS A PERCENTAGE OF
INVESTMENT AMOUNT	OFFERING PRICE*	NET AMOUNT INVESTED
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.50%	1.52%
$1 million or more	1.00%	1.01%

*	“Offering Price” is the amount you actually pay for Fund shares; it includes the initial sales charge.
The initial sales charge does not apply to shares that are purchased with reinvested dividends or other distributions. Information on reducing your initial sales charge is available from your financial intermediary, in the Appendix to this Prospectus and in the SAI.
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CDSC
There is no CDSC for Class T shares.

class r shares
Types of Shareholders Qualified to Purchase
Class R shares are available for purchase by:
•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;
•	non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and
•	employee benefit plans, including certain HSAs.
Class R shares are not available for purchase by retail non-retirement accounts; traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans). Please contact your plan administrator or employee benefits office for more information. Exceptions may be granted at the Advisor’s discretion.
Initial Sales Charges
There is no initial sales charge for Class R shares.
CDSC
There is no CDSC for Class R shares.

class Z shares
Types of Shareholders Qualified to Purchase
Class Z shares are available for purchase through financial intermediaries permitted, by contract with the Distributor, to offer shares where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class Z shares. Such intermediaries may include:
•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;
•	non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and
•	employee benefit plans, including certain HSAs.
Class Z shares are generally not available for purchase by retail non-retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans). Please contact your financial intermediary to determine whether Class Z shares are available for purchase. Exceptions may be granted at the Advisor’s discretion.
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Initial Sales Charges
There is no initial sales charge for Class Z shares.
CDSC
There is no CDSC for Class Z shares.

How to Purchase Fund Shares
Form of Payment
We will accept payment for shares in two forms:
1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.
2. A bank wire or Federal Reserve wire of federal funds.
Purchases of Fund Shares
Initial Purchase By Wire
1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:
•	name of the Fund;
•	class of shares;
•	name(s) in which shares are to be registered;
•	address;
•	social security or tax identification number (where applicable);
•	dividend payment election;
•	amount to be wired;
•	name of the wiring bank; and
•	name and telephone number of the person to be contacted in connection with the order.
The Transfer Agent will assign you an account number.
2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Dividend Value Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
3. Complete the Subscription Agreement and mail the Subscription Agreement to the Transfer Agent:
Boston Financial Data Services
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Attn: Cohen & Steers Funds
P.O. Box 8123
Boston, Massachusetts 02266-8123
Additional Purchases By Wire
1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the Transfer Agent, you will need the following information:
•	name of the Fund;
•	class of shares;
•	account number;
•	amount to be wired;
•	name of the wiring bank; and
•	name and telephone number of the person to be contacted in connection with the order.
2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Dividend Value Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
Initial Purchase By Mail
1. Complete the Subscription Agreement.
2. Mail the Subscription Agreement and a check in at least the required minimum amount per class purchased (see “Purchase Minimums” above), payable to the Fund, to the Transfer Agent at the above address.
Additional Purchases By Mail
1. Make a check payable to the Fund in at least the required minimum amount (see “Purchase Minimums” above). Write your Fund account number and the class of shares to be purchased on the check.
2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the Transfer Agent at the address set forth above.
Purchases Through Dealers and Intermediaries
You may purchase the Fund’s shares through authorized dealers and other financial intermediaries.
Financial service firms that do not have a sales agreement with the Distributor also may place orders for purchases of the Fund’s shares, but may charge you a transaction fee in addition to any applicable initial sales charge.
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Dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor. These dealers and financial service firms may also impose charges for handling transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial service firm for more information about any additional charges that may apply.

Additional Information on Purchase of Fund Shares
Dealer Compensation
Dealers will be paid a commission when you buy shares and may also be compensated through the distribution and service fees paid by the Fund. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor (or an affiliate) out of its own resources and/or by the Fund pursuant to a networking, sub-transfer agency or other arrangements. See “Additional Information—Shareholder Services Plan” and “Additional Information—Networking and Sub-Transfer Agency Fees.”
A Note on Contingent Deferred Sales Charges
For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest. All CDSCs will be waived on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans. See the SAI for more information.
Automatic Investment Plan and Purchases by ACH
The Fund’s automatic investment plan (the “Plan”) provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement or contact your dealer. The market value of the Fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the Plan at any time by notifying the Fund by mail or telephone at the address or number on the back cover of this Prospectus.
You may purchase additional shares of the Fund by automated clearing house (“ACH”). To elect the Auto-Buy option, select it on your Subscription Agreement or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the Plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.
The Plan and purchases by ACH may not be available to customers of certain financial intermediaries. Please contact your dealer or financial service firm for more information.

Exchange Privilege
You may exchange or convert some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums and subject to the conditions below. The Fund allows you to exchange between share classes that impose a sales charge without paying a sales charge at the time of the exchange. Shares you acquire as part of an exchange
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will continue to be subject to any CDSC that applies to the shares you originally purchased. In computing the holding period for the purpose of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange.
You may, under certain circumstances, exchange Class I shares or shares of the Cohen & Steers no-load funds for shares that are subject to a sales charge.
You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. You are generally not permitted to exchange into or out of Class F, Class R, Class T and Class Z shares. You may exchange Class R and Class Z shares of one Cohen & Steers open-end fund for Class R and Class Z shares of another Cohen & Steers open-end fund or for Class I shares of the same Fund or of a different Cohen & Steers open-end fund, provided that you otherwise meet the requirements for investing in Class I (including the investment minimum). To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange.
Class A shares held in certain fee-based advisory program (“Advisory Program”) accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A or Class C shares through a brokerage account may also convert its Class A or Class C shares to Class I shares if such shareholder transfers its Class A or Class C shares to an account within an Advisory Program that offers only Class I shares. Class A and Class C shares held through a brokerage account may be converted to Class T shares, if Class T shares are available through the shareholder’s brokerage account. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any other charge on the conversion. In such situations, any applicable CDSC that would typically be incurred on a conversion may be waived at the discretion of the Distributor. Any sales charge or fees paid by a shareholder on the initial purchase or during the holding period of such shares will not be reimbursed upon conversion. The Fund reserves the right to allow additional conversions at its sole discretion. Contact your financial consultant, financial intermediary or institution for more information.
For federal income tax purposes, a same-fund share class exchange or conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, shareholders are advised to consult with their own tax advisors with respect to any tax consequences to them relating to an exchange of Fund shares for shares of a different Cohen & Steers fund. Please speak with your financial intermediary or tax advisor if you have any questions.
An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See “Additional Information—Tax Considerations.” The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring, and all exchanges are subject to any other limits on sales for or exchanges into that fund. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.
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We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or suspend telephone privileges without notice during periods of drastic economic or market changes. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

How to Sell Fund Shares
You may sell or redeem your shares through authorized dealers, or other financial intermediaries or through the Transfer Agent. If your shares are held by your dealer or intermediary in “street name,” you must redeem your shares through that dealer or intermediary.
Redemptions Through Dealers and Other Intermediaries
If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the Distributor. Dealers and intermediaries may impose charges for handling redemption transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about any additional charges that may apply.
Redemption By Telephone
To redeem shares by telephone, call the Transfer Agent at (800) 437-9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of regular trading on the NYSE that day, generally 4:00 p.m., eastern time. Orders received after the close of regular trading on the NYSE will receive the NAV next determined.
If you would like to change your telephone redemption instructions, you must send the Transfer Agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.
We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days’ notice to shareholders.
Redemption By Mail
You can redeem Fund shares by sending a written request for redemption to the Transfer Agent:
Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
Attn: Cohen & Steers Dividend Value Fund, Inc.
A written redemption request must:
•	state the number of shares or dollar amount to be redeemed;
36

•	identify your account number and tax identification number; and
•	be signed by each registered owner exactly as the shares are registered.
If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the Transfer Agent together with a redemption request.
For redemptions made by corporations, executors, administrators or guardians, the Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the Transfer Agent at (800) 437-9912.
The Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.
Other Redemption Information
Payment of Redemption Proceeds
Except as noted below, the Fund normally sends redemption proceeds to redeeming shareholders by mailing a check or via electronic transfer (ACH) within five business days after a redemption request is received in good order. Redemptions by wire will normally be sent within two business days. Regardless of the methods used to pay redemption proceeds, there may be instances where payments may take up to seven calendar days. When proceeds of redemptions are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The Fund will delay the payment of redemption proceeds, however, if the check used to purchase the shares to be redeemed has not cleared, which may take up to 15 days or more. The Fund may suspend the right of redemption or postpone the date of payment if trading is halted or restricted on the NYSE or under other emergency conditions, including as determined by the SEC or as permitted by the 1940 Act.
Under normal market conditions, the Fund expects to meet redemption requests by check, ACH or wire, as described above, through the sale of readily marketable portfolio securities or using cash on hand. The Fund may also meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. In-kind redemptions generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s net asset value. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of the period.
37

Cost Basis Reporting
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Subscription Agreement or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
Signature Guarantee
You may need to have your signature guaranteed (STAMP 2000 Medallion) in certain situations, such as:
•	sending written requests to wire redemption proceeds (if not previously authorized on the Subscription Agreement);
•	sending redemption proceeds to any person, address or bank account not on record; and
•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours.
You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. A medallion signature guarantee may be waived in certain limited circumstances. A Signature Validation Program stamp may be accepted for certain non-financial shareholder account changes.
Systematic Withdrawal Plan
Shareholders may redeem their shares through a Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. For additional information on the SWP, please contact the Transfer Agent at (800) 437-9912. The SWP may be terminated at any time by the Fund.
Redemption of Small Accounts
If your Fund account value falls below $250 as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days’ notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value above the minimum purchase amount and avoid having the Fund automatically liquidate your account.

Frequent Purchases and Redemptions of Fund Shares
The Fund is designed for long-term investors. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio
38

performance. For example, in order to handle large flows of cash into and out of the Fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. Additionally, excessive trading is a concern for the Fund because the Fund’s portfolio will have foreign securities and therefore could be subject to time-zone arbitrage.
Because of potential harm to the Fund and its long-term investors, the Board of Directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of the Fund’s shares. Under these procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 60 day calendar year period.
The following transactions are excluded when determining whether trading activity is excessive: (i) transfers associated with systematic purchases or redemptions; (ii) transactions through firm- sponsored, discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
If, based on these procedures, the Advisor determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.
Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.
The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.
Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.
In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders. The Fund reserves the right to prohibit any purchase, sale or exchange of its shares that the Fund believes may be disruptive to the Fund or its long-term investors.

Additional Information

Distribution Plan (Class A, Class C, Class R and class T Shares Only)
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a “Distribution Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under
39

the Distribution Plan, the Fund may pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to the Fund’s Class A, Class C, Class R and Class T shares (when made available for purchase), respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Distributor uses the amounts received under the Distribution Plan for payments to qualifying dealers for their assistance in the distribution of the Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of Prospectuses to prospective investors. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or securities related to the maintenance of shareholder accounts.
Although the Distributor may retain a portion of the distribution fee, payments received under the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor and/or the Advisor bears distribution expenses to the extent they are not covered by payments under the Distribution Plan. Any distribution expenses incurred by the Distributor in the current fiscal year of the Fund, which are not reimbursed from payments under the Distribution Plan accrued in the current fiscal year, will not be carried over for payment under the Distribution Plan in any subsequent year.

Shareholder Services Plan (CLASS A, CLASS C, CLASS I AND CLASS T SHARES ONLY)
The Fund has also adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a service fee at an annual rate of up to 0.10%, 0.25%, 0.10% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C, Class I and Class T shares (when made available for purchase), respectively. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may include customer service and account maintenance, and may vary based on the services offered by your financial institution and the class of shares in which you invest. You should contact your financial institution about services offered and which share class is best for you.

Networking and Sub-Transfer Agency Fees
The Fund and/or the Distributor may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by such financial intermediaries, or (2) per account fee based on the number of Fund shareholders serviced by such financial intermediaries. Currently, any payments made pursuant to such an agreement are paid under the shareholder services plan described above. From time to time, the Advisor may pay a portion of the fees for networking or sub-transfer agency services at its own expense and out of its own profits.

Other Compensation
The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. These payments may be significant to the dealers and the financial intermediaries, and may create an incentive for a dealer or
40

financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, such as a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Please contact your dealer or intermediary for details about payments it may receive. For further details, please consult the SAI.

Dividends and Distributions
The Fund intends to declare and pay dividends from its investment income quarterly. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected to have them paid to you in cash. If you elect to have dividends and distributions paid in cash and a dividend or distribution check mailed to you is returned as undeliverable or is not presented for payment within six months, the Transfer Agent will reinvest the dividend or distribution in additional shares of the Fund promptly and the check will be canceled. In addition, future dividends and distributions will be automatically reinvested in additional shares of the Fund unless you contact the Fund or Transfer Agent and request to receive distributions by check.

Tax Considerations
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-advantaged retirement plans or foreign shareholders (defined below). In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Dividends paid to you out of the Fund’s investment income will generally be taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.
If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by the Fund as derived from QDI will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met by both the shareholder and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as QDI and will not qualify for the dividends-received deduction. The Fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
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A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
Each year, we will notify you of the tax status of dividends and other distributions.
The Fund has elected to be treated as, and intends to qualify each year to be treated as, a “regulated investment company” (“RIC”) under U.S. federal income tax law. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Internal Revenue Code of 1986 (the “Code”) and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund does so, the Fund generally will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund were to fail to meet any one of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and net capital gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.
If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31, plus any ordinary income and capital gain net income from previous years that was not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.
Certain income and proceeds received from sources outside the United States may be subject to withholding or other taxes imposed by other countries. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction) for such amounts on your U.S. federal income tax return, subject to certain limitations.
Any transaction by the Fund in foreign currencies, foreign currency-denominated debt securities or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may
42

give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
Certain of the Fund’s investments, including investments in certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements for qualification as a RIC.
If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers open- end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares.
We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you:
•	fail to provide us with your correct taxpayer identification number;
•	fail to make required certifications; or
•	have been notified by the IRS that you are subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.
Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.
Non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (foreign shareholders) are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Please see the SAI for more detailed tax information.
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Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Class A, C, I, R and Z shares, each for the fiscal periods shown below. Because Class F shares and Class T shares are currently not available for purchase and have therefore not commenced investment operations, financial highlights are not yet available for these shares classes. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, is included in the Fund’s current annual report, which is available free of charge upon request or by visiting www.cohenandsteers.com.
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.
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Financial Highlights—(Continued)

	Class A
	For the Year Ended February 28
Per Share Operating Performance:	2017	2016 (a)	2015	2014	2013
Net asset value, beginning of period	$13.30	$ 16.33	$16.83	$13.92	$12.47
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.14	0.11	0.15	0.18
Net realized and unrealized gain (loss)	3.56	(1.92)	2.12	3.24	1.43
Total from investment operations	3.74	(1.78)	2.23	3.39	1.61
Less dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.14)	(0.12)	(0.17)	(0.16)
Net realized gain	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(1.54)	(1.25)	(2.73)	(0.48)	(0.16)
Net increase (decrease) in net asset value	2.20	(3.03)	(0.50)	2.91	1.45
Net asset value, end of period	$15.50	$ 13.30	$16.33	$16.83	$13.92

Total investment return(c),(d)	28.76%	-11.63%	13.88% (e)	24.77% (e)	13.01%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$ 19.6	$ 17.0	$ 22.5	$ 27.6	$ 30.1
Ratio of expenses to average daily net assets (before expense reduction)	1.31%	1.37% (f)	1.33%	1.34%	1.37%
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.01% (f)	1.00%	1.00%	1.01%
Ratio of net investment income to average daily net assets (before expense reduction)	0.92%	0.59%	0.31%	0.64%	1.08%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.23%	0.95%	0.64%	0.98%	1.44%
Portfolio turnover rate	70%	64%	79%	83%	37%

(a)	For the year ended February 29.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Does not reflect sales charges, which would reduce return.
(e)	The February 28, 2014 NAV reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the NAV for financial reporting purposes and the returns that would be based upon the NAV would differ from the NAV and return reported on February 28, 2014.
(f)	Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.36% and 1.00%, respectively.
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Financial Highlights—(Continued)

	Class C
	For the Year Ended February 28
Per Share Operating Performance:	2017	2016 (a)	2015	2014	2013
Net asset value, beginning of year	$13.20	$ 16.22	$16.74	$13.85	$12.41
Income (loss) from investment operations:
Net investment income(b)	0.09	0.04	(0.00) (c)	0.05	0.10
Net realized and unrealized gain	3.53	(1.91)	2.11	3.23	1.42
Total from investment operations	3.62	(1.87)	2.11	3.28	1.52
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.04)	(0.02)	(0.08)	(0.08)
Net realized gain	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(1.44)	(1.15)	(2.63)	(0.39)	(0.08)
Net increase (decrease) in net asset value	2.18	(3.02)	(0.52)	2.89	1.44
Net asset value, end of year	$15.38	$ 13.20	$16.22	$16.74	$13.85

Total investment return(d),(e)	27.97%	-12.25%	13.19%	23.91%	12.26%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$ 26.7	$ 25.7	$ 35.4	$ 37.0	$ 28.5
Ratio of expenses to average daily net assets (before expense reduction)	1.96%	2.02% (f)	1.98%	1.99%	2.02%
Ratio of expenses to average daily net assets (net of expense reduction)	1.65%	1.66% (f)	1.65%	1.65%	1.66%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.27%	(0.06)%	(0.33)%	(0.03)%	0.42%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.58%	0.30%	(0.00)% (g)	0.31%	0.78%
Portfolio turnover rate	70%	64%	79%	83%	37%

(a)	For the year ended February 29.
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)	Return assumes the reinvestment of all dividends and distributions at NAV.
(e)	Does not reflect sales charges, which would reduce return.
(f)	Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.01% and 1.65%, respectively.
(g)	Amount is less than 0.005%.
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Financial Highlights—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2017	2016 (a)	2015	2014	2013
Net asset value, beginning of period	$13.32	$ 16.36	$16.86	$13.93	$12.48
Income (loss) from investment operations:
Net investment income (loss)(b)	0.23	0.20	0.17	0.20	0.24
Net realized and unrealized gain (loss)	3.57	(1.94)	2.12	3.25	1.41
Total from investment operations	3.80	(1.74)	2.29	3.45	1.65
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.19)	(0.18)	(0.21)	(0.20)
Net realized gain	(1.36)	(1.11)	(2.61)	(0.31)	—
Total dividends and distributions to shareholders	(1.59)	(1.30)	(2.79)	(0.52)	(0.20)
Net increase (decrease) in net asset value	2.21	(3.04)	(0.50)	2.93	1.45
Net asset value, end of period	$15.53	$ 13.32	$16.36	$16.86	$13.93

Total investment return(c)	$29.24	-11.35%	14.30%	25.19%	13.38%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$143.5	$ 163.5	$191.6	$203.5	$190.5
Ratio of expenses to average daily net assets (before expense reduction)	1.01%	1.06% (d)	1.08%	1.06%	1.02%
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%	0.66% (d)	0.65%	0.65%	0.68%
Ratio of net investment income to average daily net assets (before expense reduction)	1.23%	0.91%	0.57%	0.91%	1.48%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.59%	1.31%	1.00%	1.32%	1.82%
Portfolio turnover rate	70%	64%	79%	83%	37%

(a)	For the year ended February 29.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.05% and 0.65%, respectively.
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Financial Highlights—(Continued)

	Class R
Per Share Operating Performance:	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016	For the Period October 1, 2014(a) through February 28, 2015
Net asset value, beginning of period	$13.31	$ 16.35	$16.57
Income (loss) from investment operations:
Net investment income (loss)(b)	0.15	0.12	0.04
Net realized and unrealized gain (loss)	3.57	(1.93)	1.17
Total from investment operations	3.72	(1.81)	1.21
Less dividends and distributions to shareholders from:
Net investment income	(0.16)	(0.12)	(0.03)
Net realized gain	(1.36)	(1.11)	(1.40)
Total dividends and distributions to shareholders	(1.52)	(1.23)	(1.43)
Net increase (decrease) in net asset value	2.20	(3.04)	(0.22)
Net asset value, end of period	$15.51	$ 13.31	$16.35

Total investment return(c)	28.61%	-11.81%	7.51% (d)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 64.8	$ 8.0	$ 9.9
Ratio of expenses to average daily net assets (before expense reduction)	1.46%	1.52% (e)	1.49% (f)
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.16% (e)	1.15% (f)
Ratio of net investment income to average daily net assets (before expense reduction)	0.71%	0.45%	0.32% (f)
Ratio of net investment income to average daily net assets (net of expense reduction)	1.02%	0.81%	0.66% (f)
Portfolio turnover rate	70%	64%	79% (d)

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Not annualized.
(e) Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.51% and 1.15%, respectively.
(f)	Annualized.
48

Financial Highlights—(Continued)

	Class Z
	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016		For the Period October 1, 2014(a) through February 28, 2015
Per Share Operating Performance:
Net asset value, beginning of period	$13.32	$ 16.36	$16.57
Income (loss) from investment operations:
Net investment income (loss)(b)	0.23	0.20	0.08
Net realized and unrealized gain (loss)	3.57	(1.94)	1.16
Total from investment operations	3.80	(1.74)	1.24
Less dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.19)	(0.05)
Net realized gain	(1.36)	(1.11)	(1.40)
Total dividends and distributions to shareholders	(1.59)	(1.30)	(1.45)
Net incease (decrease) in net asset value	2.21	(3.04)	(0.21)
Net asset value, end of period	$15.53	$ 13.32	$16.36

Total investment return(c)	29.24%	-11.35%	7.71% (d)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 9.4	$ 8.0	$ 9.9
Ratio of expenses to average daily net assets (before expense reduction)	0.96%	1.02% (e)	0.99% (f)
Ratio of expenses to average daily net assets (net of expense reduction)	0.65%	0.66% (e)	0.65% (f)
Ratio of net investment income to average daily net assets (before expense reduction)	1.27%	0.95%	0.82% (f)
Ratio of net investment income to average daily net assets (net of expense reduction)	1.58%	1.31%	1.16% (f)
Portfolio turnover rate	70%	64%	79% (d)

(a)	Inception date.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Not annualized.
(e)	Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.01% and 0.65%, respectively.
(f)	Annualized.
49

Appendix to the Prospectus dated JULY 1, 2017 of Cohen & Steers Dividend Value Fund, Inc.

APPENDIX: SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES
The information in this Appendix is a part of, and incorporated into, the Prospectus for your Fund, and must be delivered with the Prospectus.
The Fund offers a number of ways to reduce or eliminate the initial sales charge on Class A shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Fund allows Class A shares to be sold at net asset value or will waive or reduce the sales charge imposed on purchases or redemptions of Class A or Class C shares. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Certain intermediaries may have different policies and procedures regarding the availability of sales charge reductions or waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for any sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following initial sales charge waivers and contingent deferred sales charge waivers and discounts, which may differ from those disclosed in the Fund’s prospectus or SAI. Additional details regarding these waivers and discounts are available from Merrill Lynch.
Initial Sales Charge Waivers On Class A Shares
Merrill Lynch will waive the entire initial sales charge on Class A shares for the following categories of investors:
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
50

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment advisor or any of its affiliates, as described in the Prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial or deferred sales charge (known as Rights of Reinstatement)
CDSC Waivers On Class A And Class C Shares
Merrill Lynch will waive the entire CDSC on Class A and Class C shares in the following circumstances:
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a Right of Reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Initial Sales Charge Discounts: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in the Prospectus
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time
51

Cohen & Steers Dividend Value Fund, Inc. — Class A, Class C, Class I, Class R and Class Z Shares
THE USA PATRIOT ACT
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account.
Subscription Agreement
 1Account Type (Please print; indicate only one registration type)
□    A.    Individual or Joint Account*
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Name			Social Security Number**											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Name of Joint Owner, if any			Social Security Number**											Date of Birth
Citizenship:	□ U.S. Citizen	□ Resident Alien

□    B.    Uniform Gifts/Transfers to Minors (UGMA/UTMA)
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Custodian’s name (only one permitted)			Social Security Number**											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Minor’s name (only one permitted)			Social Security Number**											Date of Birth
under the					Uniform Gifts/Transfers to Minors Act
(state residence of minor)
Citizenship of custodian:	□ U.S. Citizen	□ Resident Alien

Citizenship of minor:	□ U.S. Citizen	□ Resident Alien

□    C.    Trust, Corporation or Other Entity

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement***
Check the box that describes the entity establishing the account:
□  U.S. Financial Institution governed by a federal regulator.
□  Bank governed by a U.S. state bank regulator.
□  Corporation. If Corporation, provide the tax classification:

(C = C-corporation, S = S-corporation).† Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange or Nasdaq Stock Market. If so, please provide ticker symbol:

□  Retirement plan governed by ERISA.
□  Trust. Attach a copy of the Trust Agreement.
□  Partnership. Attach a copy of Partnership Agreement.
□  Limited Liability Company (LLC). If LLC, provide the tax classification:

(C = C-corporation, S = S-corporation, P = Partnership) †
□  U.S. Government Agency or Instrumentality.
DVFAXSAGAC-0714

□  Foreign correspondent account, foreign broker-dealer or foreign private banking account.
□  Other.

Attach copy of document that formed entity or by laws or similar document.
Call (800) 437-9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	Date not required for retirement plan.
†	If no classification is provided, per IRS regulations, your account will default to an S-corporation.
 2Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Authorized Individual/Trustee			Social Security Number*											Date of Birth
			⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Authorized Individual/Trustee			Social Security Number*											Date of Birth
Citizenship:	□ U.S. Citizen	□ Resident Alien

(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)
*	If applied for, include a copy of application for social security number.
 3Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted.)
Registrant Street Address
( )
Street		Home Telephone Number
( )
City and State	Zip Code	Business Telephone Number
Mailing Address	City	State	Zip

Joint Registrant Street Address (required if different than Registrant Address above)
Address	City	State	Zip
 4Investment Information
Class of shares (please check one):    □ A    □ C    □ I    □ R    □ Z
(Class A purchased if no box checked)
$

Amount to invest (must meet minimum investment requirement). Do not send cash. Investment will be paid for by
(please check one):
□  Check or draft made payable to “Cohen & Steers Dividend Value Fund, Inc.”
□  Wire through the Federal Reserve System.*

*	Call (800) 437-9912 to notify the Fund of investments by wire and to obtain an account number. See the Purchase of Fund Shares section of the Prospectus for wire instructions.
 5Cost Basis Information
Federal law requires mutual fund companies to report cost basis information to shareholders and to the Internal Revenue Service (“IRS”) on mutual fund shares acquired and subsequently redeemed after December 31, 2011 (“covered shares”). In order to provide you and the IRS with accurate cost basis accounting, you are being asked to select a cost basis method to be applied to your covered shares.
Please consult your tax adviser to determine which method best suits your individual tax situation.
If you do not elect a method, the Fund default method of Average Cost will apply until it is either revoked or changed by you

Please check one of the following available cost basis methods:
□  Average Cost (ACST)—The purchase price of all shares in the account are averaged
□  First In, First Out (FIFO)—Depletes shares beginning with the earliest acquisition date
□  Last In, First Out (LIFO)—Depletes shares beginning with the most recent acquisition date
□  High Cost (HIFO)—Depletes shares beginning with the most expensive shares
□  Low Cost (LOFO)—Depletes shares beginning with the least expensive shares
□  Loss/Gain Utilization (LGUT)—Depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares
□  Specific Lot Identification—Depletes shares according to the lots chosen by the shareholder at the time of each redemption. If you choose this method, you will need to select a secondary cost basis method to be used for systematic redemptions in cases where the lots you designate are insufficient or unavailable. Please check one of the following:
□  First In, First Out (FIFO)
□  Last In, First Out (LIFO)
□  High Cost (HIFO)
□  Low Cost (LOFO)
□  Loss/Gain Utilization (LGUT)
Your elected cost basis method will be applied to all covered shares in this account and future accounts opened with the Cohen & Steers Funds that have the identical name, account type and registration as listed on this Subscription Agreement.
 6Automatic Investment Plan
A.	The automatic investment plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund’s Transfer Agent can arrange for an amount of money selected by you (must meet automatic investment plan minimum requirement) to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $ from my checking account beginning on	*.
(Month)
Please debit my account on (check one):     □    1st of Month□    15th of Month
B.	□ Click here to establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you (must meet automatic investment plan minimum requirement) deducted from your checking account.*
*	To initiate the Automatic Investment Plan or the Auto-Buy option, Section 11 of this Subscription Agreement must be completed.
 7Reduced Sales Charge (Class A Only)
Aggregating Accounts or Rights of Accumulation
□  I apply for Aggregating Accounts reduced sales charges based on the following accounts:
□  I apply for Rights of Accumulation reduced sales charges based on the following accounts:
Account Name	Social Security Number
1.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
2.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
3.	⎢	⎢	⎢	⎢ -	⎢	⎢	⎢ -	⎢	⎢	⎢	⎢ ⎢
Letter of Intention
□  I am already investing under an existing Letter of Intention.
□  I agree to the Letter of Intention provisions in the Fund’s current Prospectus. During a 12 month period, I plan to invest a dollar amount of at least: □  $100,000        □  $250,000        □  $500,000        □   $1,000,000
Net Asset Value Purchase
□  I certify that I qualify for an exemption from the sales charge by meeting the conditions set forth in the Prospectus.

 8Exchange Privileges
Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the Exchange Privilege section of the Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)
□  I decline the exchange privilege.
 9Redemption Privileges
Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.
□  I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.
□  I wish to have redemption proceeds paid by wire (please complete Section 11).
 10Distribution Options
Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.
Dividends	□ Reinvest.	□ Pay in cash.
Capital Gains	□ Reinvest.	□ Pay in cash.
□  I wish to have my distributions paid by wire (please complete Section 11).
 11Bank of Record (for Wire Instructions and/or Automatic Investment Plan)
Please attach a voided check from your bank account.

Bank Name		Bank ABA Number

Street or P.O. Box		Bank Account Number

City and State	Zip Code	Account Name
 12Signature and Certifications
(a)	By signing this agreement, I represent and warrant that:
(1)	I have the full right, power, capacity and authority to invest in the Fund;
(2)	I am of legal age in my state of residence or am an emancipated minor;
(3)	All of the information on this agreement is true and correct; and
(4)	I will notify the Fund immediately if there is any change in this information.
(b)	I have read the current Prospectus of the Fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund’s Prospectus as in effect from time to time. Further, I agree that the Fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the instructions of any one account owner unless all owners specifically instruct the Fund otherwise.
(c)	I am aware that under the laws of certain states, the assets in my account may be transferred (escheated) to the state if no activity occurs in my account within a specified period of time.
(d)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:
(1)	The taxpayer identification number and tax status shown on this form are correct.
(2)	I am not subject to backup withholding because:
• I am exempt from backup withholding, OR
•  I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•  The IRS has notified me that I am no longer subject to backup withholding.
NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2.
(3)	I am a U.S. person (including resident alien).
(e)	Additional Certification:
(1)	Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. Government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.
(2)	I agree to provide such information and execute and deliver such documents as the Fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
X		x
Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above).
Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123
 For Authorized Dealer Use Only
We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Subscription Agreement and agree to notify the Transfer Agent of any purchases made under a Letter of Intention, Rights of Accumulation or Aggregating Accounts. If the Subscription Agreement includes a Telephone Redemption Privilege, we guarantee the signature(s) above.

Dealer’s Name	Dealer Number

Main Office Address	Branch Number

Representative’s Name	Rep. Number
( )
Branch Address	Telephone Number

Authorized Signature of Dealer	Date

Cohen & Steers Dividend Value Fund, Inc.
To Obtain Additional Information about the Fund
If you would like additional information about Cohen & Steers Dividend Value Fund, Inc., the following documents are available to you without any charge either upon request or at www.cohenandsteers.com:
•	Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.
•	Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.
To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:
By telephone	(800) 437-9912
By mail	Cohen & Steers Dividend Value Fund, Inc.
c/o Boston Financial Data Services
P.O. Box 8123
Boston, Massachusetts 02266-8123
By e-mail	marketing@cohenandsteers.com
On the Internet	www.cohenandsteers.com
This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may be obtained from the SEC:
•	By going to the SEC’s Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.
•	By electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Upon payment of a duplicating fee, copies of the information will be sent to you.
280 PARK AVENUE, NEW YORK, NEW YORK 10017
SEC File No. 811-21668
DVFPRO-0717

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class F (DVVFX), Class I (DVFIX), Class R (DVFRX),

Class T (DVVTX) and Class Z (DVFZX) Shares

Supplement dated July 1, 2017 to

Statement of Additional Information dated July 1, 2017

Richard E. Helm has announced his intention to retire from Cohen & Steers Capital Management, Inc. on December 31, 2017. Effective September 30, 2017, Richard E. Helm will no longer serve as a portfolio manager to the Cohen & Steers Dividend Value Fund, Inc. (the “Fund”) and Christopher Rhine will assume lead portfolio manager responsibilities for the Fund.

Prior to September 30, 2017, the following is considered to be part of the “Management of the Funds – Officers of the Funds” section on page 56 of the Statement of Additional Information:
DIVIDEND VALUE FUND

Name, Address and Year of Birth	Position(s) Held with Fund	Principal Occupation During Past Five Years	Length of Time Served
Richard E. Helm 1959	Vice President	Senior Vice President of the Advisor since August 2005	2005

Prior to September 30, 2017, the following is considered to be part of the “Portfolio Managers – Accounts Managed” table on page 82 of the Statement of Additional Information:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dividend Value Fund
Richard E. Helm	1	$303	2	$650	1	$79.6	(1)

(1)	One “Other Account,” with total assets of $79.6 million as of February 28, 2017, is subject to performance based fees.

Prior to September 30, 2017, the following is considered to be part of the “Portfolio Managers – Share Ownership” tables on pages 84-85 of the Statement of Additional Information:

As of February 28, 2017:

Portfolio Manager	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Richard E. Helm	N/A	N/A	C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

As of April 30, 2017:

Portfolio Manager	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Complex
Richard E. Helm	N/A	N/A	C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

DVFPROSUP-0717

280 Park Avenue
New York, New York 10017
(800) 437-9912

Statement of Additional Information
July 1, 2017
This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectuses may be supplemented from time to time:
Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Low Duration Preferred and Income Fund, Inc.	Low Duration Preferred and Income Fund	Class A/LPXAX Class C/LPXCX Class F/LPXFX Class I/LPXIX Class R/LPXRX Class T/LPXTX Class Z/LPXZX	April 30	April 1, 2017
Cohen & Steers Active Commodities Strategy Fund, Inc.	Active Commodities Strategy Fund	Class A/CDFAX Class C/CDFCX Class F/CFDFX Class I/CDFIX Class R/CDFRX Class T/CDFTX Class Z/CDFZX	April 30	April 1, 2017
Cohen & Steers Dividend Value Fund, Inc.	Dividend Value Fund	Class A/DVFAX Class C/DVFCX Class F/DVVFX Class I/DVFIX Class R/DVFRX Class T/DVVTX Class Z/DVFZX	February 28	July 1, 2017
Cohen & Steers Global Infrastructure Fund, Inc.	Global Infrastructure Fund	Class A/CSUAX Class C/CSUCX Class F/CSUFX Class I/CSUIX Class R/CSURX Class T/CSUTX Class Z/CSUZX	December 31	April 1, 2017
Cohen & Steers Global Realty Shares, Inc.	Global Realty Shares	Class A/CSFAX Class C/CSFCX Class F/GRSFX Class I/CSSPX Class R/GRSRX Class T/GRSTX Class Z/CSFZX	December 31	April 1, 2017
Cohen & Steers Institutional Global Realty Shares, Inc.	Institutional Global Realty Shares	GRSIX	December 31	May 1, 2017
Cohen & Steers Institutional Realty Shares, Inc.	Institutional Realty Shares	CSRIX	December 31	May 1, 2017
Cohen & Steers International Realty Fund, Inc.	International Realty Fund	Class A/IRFAX Class C/IRFCX Class F/IRFFX Class I/IRFIX Class R/IRFRX Class T/IRFTX Class Z/IRFZX	December 31	April 1, 2017
Cohen & Steers MLP & Energy Opportunity Fund, Inc.	MLP & Energy Opportunity Fund	Class A/MLOAX Class C/MLOCX Class F/MLOFX Class I/MLOIX Class R/MLORX Class T/MLOTX Class Z/MLOZX	November 30	April 1, 2017
Cohen & Steers Preferred Securities and Income Fund, Inc.	Preferred Securities and Income Fund	Class A/CPXAX Class C/CPXCX Class F/CPXFX Class I/CPXIX Class R/CPRRX Class T/CPXTX Class Z/CPXZX	December 31	April 1, 2017

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Real Assets Fund, Inc.	Real Assets Fund	Class A/RAPAX Class C/RAPCX Class F/RAPFX Class I/RAPIX Class R/RAPRX Class T/RAPTX Class Z/RAPZX	December 31	April 1, 2017
Cohen & Steers Real Estate Securities Fund, Inc.	Real Estate Securities Fund	Class A/CSEIX Class C/CSCIX Class F/CREFX Class I/CSDIX Class R/CIRRX Class T/CTSRX Class Z/CSZIX	December 31	April 1, 2017
Cohen & Steers Realty Shares, Inc.	Realty Shares	CSRSX	December 31	May 1, 2017
This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

Statement of Additional Information

Each Fund is a diversified or non-diversified open-end management investment company, as indicated below, and is organized as a Maryland corporation on the following respective dates:
Fund	Diversification Status	Date of Incorporation
Low Duration Preferred and Income Fund	Non-diversified	September 2, 2015
Active Commodities Strategy Fund	Non-diversified	February 11, 2014
Dividend Value Fund	Diversified	November 9, 2004
Global Infrastructure Fund	Diversified	January 13, 2004
Global Realty Shares	Non-diversified	February 14, 1997
Institutional Global Realty Shares	Non-diversified	May 11, 2006
Institutional Realty Shares	Non-diversified	October 13, 1999
International Realty Fund	Non-diversified	November 23, 2004
MLP & Energy Opportunity Fund	Non-diversified	July 8, 2013
Preferred Securities and Income Fund	Diversified	February 22, 2010
Real Assets Fund	Diversified	October 25, 2011
Real Estate Securities Fund	Non-diversified	July 3, 1997
Realty Shares	Non-diversified	April 26, 1991
Realty Shares, Institutional Global Realty Shares and Institutional Realty Shares are no-load Funds. Each other Fund is a Multiclass Fund and, except for Preferred Securities and Income Fund and Real Estate Securities Fund, offers five share classes. Preferred Securities and Income Fund and Real Estate Securities Fund offers six share classes, as Class F shares are currently available for purchase only in these two funds. Class T shares are currently not available for purchase in any Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

Investment Strategies and Policies

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments and investment techniques applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and Additional Information Regarding Fund Investments in this SAI for more information, including important risk disclosure about the investments and investment techniques applicable to your Fund.
Types of Investments	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Below Investment Grade Securities	✓	✓	✓		✓				✓	✓	✓	✓
Borrowing for Investment Purposes	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Canadian Royalty Trusts				✓					✓		✓
Cayman Subsidiary		✓									✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Commodities		✓							✓		✓
Companies in the Financials Sector	✓	✓	✓						✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Credit Derivatives	✓	✓							✓	✓	✓
Debt Securities	✓	✓	✓	✓					✓	✓	✓	✓
Energy Companies	✓	✓	✓	✓					✓	✓	✓
Exchange-Traded Notes		✓							✓		✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals		✓									✓
Healthcare Companies	✓		✓							✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Companies	✓		✓	✓					✓	✓	✓
Interest Rate Swaps and Credit Default Swaps	✓	✓	✓ [1]						✓	✓	✓
Master Limited Partnerships			✓	✓					✓		✓
Natural Resource Companies		✓							✓		✓
Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts	✓		✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓		✓	✓			✓	✓	✓	✓	✓	✓
Telecommunications and Media Companies	✓		✓	✓						✓	✓
Utility Companies	✓	✓	✓	✓					✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

[1]	Interest rate swaps only.

Additional Information Regarding Fund Investments
The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus (e.g., Real Estate Securities Fund’s policy of investing at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts).

Below Investment Grade Securities
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.
Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.
The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Borrowing for Investment Purposes
For each Fund (other than Active Commodities Strategy Fund, Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.
Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.
For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.
For Active Commodities Strategy Fund and Real Assets Fund: The Fund may borrow money to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Canadian Royalty Trusts
For Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Cayman Subsidiary
For Active Commodities Strategy Fund and Real Assets Fund: The Active Commodities Strategy Fund and the Real Assets Fund may invest up to 25% of their total assets in Cohen & Steers Active Commodities Strategy, Ltd. and Cohen & Steers Real Assets Fund, Ltd., respectively, their wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). The Subsidiaries may invest in commodity-linked derivative instruments, as described under “Commodities” and “Derivatives Transactions” below, and investments related to gold and precious metals as described under “Gold and Precious Metals” below.
Since the Funds may invest a substantial portion of their assets in the Subsidiaries, which may hold certain of the investments described in the Funds’ Prospectuses and this SAI, the Funds may be considered to be investing indirectly in those investments through their Subsidiaries. Therefore, references in the Funds’ Prospectuses and in this SAI to investments by the Funds also may be deemed to include the Funds’ indirect investments through the Subsidiaries.
The Subsidiaries are not registered under the 1940 Act, and are not directly subject to its investor protections, except as noted in the Funds’ Prospectuses or this SAI. However, the Subsidiaries are wholly-owned and controlled by the Funds and managed by the Advisor. The Funds’ Board has oversight responsibility for the investment activities of the Funds, including their expected investment in the Subsidiaries, and the Funds’ role as the sole shareholder of the Subsidiaries. Also, in managing the Subsidiaries’ portfolios, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments and shares of the Subsidiaries.
Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated), could prevent the Funds and/or the Subsidiaries from operating as described in the Funds’ Prospectuses and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

Cash Reserves
For each Fund (other than Active Commodities Strategy Fund): Each Fund’s cash reserves, in each case held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of a Fund’s total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of a Fund’s total assets will be maintained for defensive purposes only. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.
Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations”

below regarding U.S. Government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s Investors Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

Commodities
For Active Commodities Strategy Fund, Real Assets Fund and MLP & Energy Opportunity Fund: The Active Commodities Strategy Fund and the Real Assets Fund gain exposure to commodities, either directly or through the Subsidiaries, through commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps agreements, options on commodity futures and structured notes linked to the value of commodities. Additional information on the Subsidiaries is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivatives Transactions” below. The MLP & Energy Opportunity Fund gains exposure to commodities through its investment in master limited partnerships (“MLPs”) and related companies that operate in the energy sector. The Funds, either directly or through the Subsidiaries for Active Commodities Strategy Fund and Real Assets Fund, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities. Active Commodities Strategy Fund and Real Assets Fund treat physically settled commodities contracts as cash-settled positions.
The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.
Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Funds’ commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

Companies in the Financials Sector
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, real estate companies (including REITs) and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.
Events that affect the financial services sector will have a greater effect on these Funds than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.
The financial services sector is also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services sector has experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Convertible Securities
For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Cyber Security Risks
For each Fund: With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

Debt Securities
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund, Real Assets Fund and Real Estate Securities Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.
Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.
Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.
U.S. Government Obligations. The Funds may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.
Mortgage-backed and Asset-backed Securities. Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may also invest in mortgage and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.
Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.
When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.
Collateralized Mortgage Obligations (“CMOs”). Low Duration Preferred and Income Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
Municipal Securities. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (“AMT”) liability and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax-free to the Funds’ shareholders.
The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.

Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.
Senior Secured Floating Rate Loans. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.
Senior Loans in which Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Bank Instruments. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (Eurodollar CDs) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.
Inflation-Linked Fixed-Income Securities. Real Assets Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.
Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
A Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the liquidation of assets (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Taxation” below).

Derivatives Transactions
Futures Contracts
For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described below under “Foreign Currency and Currency Hedging Transactions.”
At the time a Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, a Fund may “cover” its position by owning an offsetting position, for example, holding the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).
Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.
When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.
•	Price Limits. Some (not all exchanges have price change limits) futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.
•	Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.
•	Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts. To the extent Active Commodities Strategy Fund and Real Assets Fund invest in futures contracts indirectly through their Subsidiaries, income from such contracts will be taxable to Active Commodities Strategy Fund and Real Assets Fund as ordinary income when it includes in its income its pro rata share of their Subsidiaries’ income, as described in “Taxation—Investment in the Subsidiary” and “Taxation—Controlled Foreign Corporations.”
For Active Commodities Strategy Fund, Real Assets Fund and MLP & Energy Opportunity Fund: The Funds, either directly or through their Subsidiaries, as applicable, may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.
Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.
Options on Securities and Stock Indexes
For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts (in the case of Active Commodities Strategy Fund and Real Assets Fund only). Real Assets Fund and Active Commodities Strategy Fund may also invest in options on commodities futures contracts. In addition, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
A Fund, other than Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, which are not required to cover written call options as discussed herein, may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund are not subject to these limitations.
A Fund, other than Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.
A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.
Foreign Currency and Currency Hedging Transactions
For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Low Duration Preferred and Income Fund and Preferred Securities and Income Fund also may enter into options on currency futures contracts and are not limited to entering into currency transactions for hedging purposes. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.
A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission (“CFTC”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.
A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Additional Derivatives Transactions—Swap Transactions” below regarding swap agreements.
A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.
Additional Derivatives Transactions
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may, but is not required to, use, without limit, various Derivatives Transactions (defined below) described in this SAI and in the Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective, no assurance can be given that they will achieve this result.
Swap Transactions. Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.
Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.
Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).
•	Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.
•	Credit Default Swap Transactions (Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.
•	Total Return Swap Transactions (Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). In a total return or “equity” swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.
•	Commodity Swap Transactions (Active Commodities Strategy Fund and Real Assets Fund only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.
Credit Derivatives (Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Structured Notes (Low Duration Preferred and Income Fund,Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.
Commodity Forward Contracts (Active Commodities Strategy Fund and Real Assets Fund only). A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.
Risks of Derivatives Transactions
For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Active Commodities Strategy Fund, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.
Derivatives Transactions are also subject to regulatory risk. U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared over-the-counter ("OTC") derivatives transactions. It is expected that these regulations will have a material impact on the Funds’ use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Funds and their swap counterparties and may increase the amount of margin the Funds are required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Funds’ current margin process. They will also effectively require changes to typical derivatives margin documentation. It is expected that the Funds will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive. In addition, the SEC has issued a proposed rule governing the use of derivatives by mutual funds. While the impact of the new proposed regulations is still unknown, the regulations have the potential to increase the costs of using derivatives and may limit the availability of some forms of derivatives.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets. Each Fund other than the Real Assets Fund and Active Commodities Strategy Fund (the “eligible Funds”) is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act (the “exclusion”). Accordingly, neither the eligible Funds nor the Adviser (with respect to the eligible Funds) is subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, each of the eligible Funds will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an eligible Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each eligible Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.
The Active Commodities Strategy Fund, Real Assets Fund and the Subsidiaries are commodity pools under the Commodity Exchange Act. As a result of CFTC rule amendments, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Active Commodities Strategy Fund, Real Assets Fund and the Subsidiaries. On August 13, 2013, the CFTC issued the final harmonization rule release with respect to disclosure, reporting and recordkeeping requirements that will apply to the Funds and the Subsidiaries. Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund expenses. The CFTC rule amendments also may affect the ability of the Active Commodities Strategy Fund, Real Assets Fund and the Subsidiaries to use commodity interests (including futures, options on futures, commodities, and swaps).

Energy Companies
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Exchange-Traded Notes
For Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Active Commodities Strategy Fund and Real Assets Fund may invest in ETNs linked to the value of commodities and the MLP & Energy Opportunity Fund may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign (non-U.S.) Securities
For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union

(“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. In June 2016, the United Kingdom approved a referendum to leave the EU. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Gold and Other Precious Metals
For Active Commodities Strategy Fund and Real Assets Fund: The Real Assets Fund seeks to gain exposure to gold and other precious metals, either directly or through its Subsidiary, through investments in bullion (e.g., bars and coins) and precious metal futures and forwards. The Active Commodities Strategy Fund seeks to gain exposure to precious metals either directly or through its Subsidiary through futures contracts, options contracts and other derivative instruments. The Funds, either directly or through the Subsidiaries, may also invest in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals. The Real Assets Fund currently expects that the majority of its precious metals exposure will be to gold.
Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Healthcare Companies
For Low Duration Preferred and Income Fund, Dividend Value Fund and Preferred Securities and Income Fund: Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

Illiquid Securities
For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities. Similarly, Regulation S of the Securities Act provides an exclusion from the registration requirements of the Securities Act for offerings made outside of the U.S. by both U.S. and foreign issuers. A securities offering, whether public or private, made by an issuer outside of the U.S. in reliance on Regulation S need not be registered under the Securities Act.

The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Industrial Companies
For Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determine that at least 50% of the company’s assets, revenues or profits are derived from these industries.
The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Master Limited Partnerships
For Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there may less frequently be incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or an MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Natural Resource Companies
For Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund will gain exposure to natural resources by investing in U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource asset. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g. gold, platinum, palladium or silver), non-precious metals (e.g. copper, zinc, or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer) farm machinery and chemicals. Natural resource companies will primarily be involved in exploring, mining, extracting, producing, processing, transporting, or otherwise develop or provide goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies, (e.g., equipment manufacturers).
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Other Investment Companies
For each Fund: The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.
The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.
An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

Preferred Securities
For each Fund: There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

(1)	TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.
Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.
Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.
Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financials sector, the largest preferred issuer segment.
In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.
Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.
An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.
Floating Rate Securities. The Funds may invest, and Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may invest up to 100% of their total assets, in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Real Estate Companies and Real Estate Investment Trusts
For each Fund (other than Active Commodities Strategy Fund): Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.
Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.
•	Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.
•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.
•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
•	Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.
•	Credit Risk. Real estate investment trusts (“REITs”) may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.
•	Environmental Issues . In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.
•	Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.
•	REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

For each Fund (other than Active Commodities Strategy Fund and Global Infrastructure Fund): Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements
For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Securities Lending
For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Sales
For Low Duration Preferred and Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Estate Securities Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. A Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If a Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.
For Realty Shares: The Fund may enter into short sales, provided the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in equal amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and provided that not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

Telecommunications and Media Companies
For Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund and Real Assets Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Utility Companies
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Global Infrastructure Fund and MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Dividend Value Fund, Preferred Securities and Income Fund, Real Assets Fund and Active Commodities Strategy Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:
•	high interest costs in connection with capital construction and improvement programs;
•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	governmental regulation of rates charged to customers;
•	costs associated with compliance with and changes in environmental and other regulations;
•	effects of economic slowdowns and surplus capacity;
•	increased competition from other providers of utility services;
•	inexperience with and potential losses resulting from a developing deregulatory environment;
•	costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;
•	effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;
•	technological innovations that may render existing plants, equipment or products obsolete; and
•	potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.
Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Warrants and Rights
For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

Disclosure of Portfolio Holdings

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. Each Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the SEC within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days of the end of the first and third fiscal quarters, as part of Form N-Q. In addition, pursuant to policies and procedures approved by the Board of Directors of each Fund, each Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or a Subadvisor (if applicable) may freely distribute them to third parties. This information remains available until a Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.
Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:
1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., RR Donnelley Financial, Merrill Corporation, Interactive Data Corporation, Institutional Shareholder Services, Inc., Investment Company Institute, Eze Software Group, Moody’s, S&P, Thomson Reuters, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2016 and are subject to change.
2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.
3. Each Fund’s Advisor, Subadvisors (if applicable), administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.
4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.
5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.
6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.
7. Cohen & Steers occasionally may work with a transition manager to move a large account into or out of a Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.
Each Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

Investment Restrictions

The investment objective and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

Fundamental Policies
The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.
Borrowing
For each Fund (other than Active Commodities Strategy Fund, Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.
Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.
For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Active Commodities Strategy Fund and Real Assets Fund: The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.
Senior Securities
For each Fund (other than Realty Shares): The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.
For Realty Shares: The Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.
Underwriting
For each Fund (other than Realty Shares): The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.
For Realty Shares: The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.
Real Estate
For Global Realty Shares and Real Estate Securities Fund: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
For Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Institutional Global Realty Shares, Institutional Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.
Commodities and Commodity Futures Contracts:
For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.
For each Fund (other than Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund): The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.
For MLP & Energy Opportunity Fund: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.
For Active Commodities Strategy Fund and Real Assets Fund: The Fund may purchase and sell commodities to the maximum extent permitted by applicable law.
Lending
For each Fund: The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.
Concentration
For purposes of determining compliance with the investment restrictions below, the Advisor uses a customized set of industry sectors for classifying securities based on classifications developed by third party providers. The set of industry sectors used by the Advisor with respect to a particular Fund may change over time and without notice to investors, and in certain cases, may differ from the set of industry sectors used by the Advisor with respect to other Funds. In addition, to the extent that any Fund listed below invests in securities of other open- or closed-end investment companies, including ETFs, that Fund will consider the investments of those underlying open- and closed-end investment companies, to the extent known by the Fund, in determining whether the Fund is concentrated in a particular industry.
For Active Commodities Strategy Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to commodities and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. For purposes of this limitation the Fund will generally value exchange-traded futures contracts and commodity-related derivative instruments at their notional value.
For Dividend Value Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry. This limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Global Infrastructure Fund: The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.
For International Realty Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Institutional Global Realty Shares and Institutional Realty Shares: The Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.
For MLP & Energy Opportunity Fund: The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the United States Government or by its agencies or instrumentalities.
For Low Duration Preferred and Income Fund and Preferred Securities and Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the financials sector and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
For Real Assets Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to real assets, which includes commodities, natural resources, precious metals, real estate and infrastructure and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Additional Fundamental Policies
For Realty Shares only: In addition to the fundamental policies noted above, Realty Shares has adopted the following investment restrictions as fundamental policies. Realty Shares may not:
1. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.
2. Invest in interests in oil, gas, or other mineral exploration or development programs.
3. Participate on a joint or joint and several basis in any securities trading account.
4. Invest in companies for the purpose of exercising control.
5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.
6. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund’s total assets.

Non-Fundamental Policies
The following investment restrictions have been adopted as non-fundamental policies by the Funds, as specified below. They may be changed at any time by vote of a majority of the Board of Directors of an applicable Fund.
Restricted or Illiquid Securities
For each Fund (other than Realty Shares): The Fund may not purchase restricted or illiquid securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and, for Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, determined to be liquid).
For Realty Shares: The Fund may not invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.
Other Investment Companies
For each Fund: The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.
Short Sales
For each Fund (other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.
Options
For each Fund (other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund): The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

Oil, Gas and Minerals
For each Fund (other than Active Commodities Strategy Fund, Institutional Global Realty Shares, Institutional Realty Shares, MLP & Energy Opportunity Fund, Real Assets Fund and Realty Shares): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.
Pledging, Mortgaging or Hypothecation of Assets
For each Fund (other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Realty Shares and Real Assets Fund): The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.
Purchasing Securities on Margin
For each Fund (other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

Management of the Funds

The business and affairs of each Fund are managed under the direction of its Board of Directors. Each Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, subadvisors, administrator, co-administrator, custodian and Boston Financial Data Services, Inc. (the “Transfer Agent”). The Boards of Directors of Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund also approve agreements with Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), the investment sub-advisors for those respective Funds (each of CNS Asia and CNS UK are referred to in this SAI as a “Subadvisor” and collectively as the “Subadvisors”). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator and co-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The Directors and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer is also a Director or officer of some or all of the twenty-two funds in the Cohen & Steers Fund Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Interested Directors(4)
Robert H. Steers	Director and Chairman	Until Next Election of Directors	Chief Executive Officer of the Advisor and its parent, Cohen & Steers, Inc. (CNS), since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	22	Since 1991
1953
Joseph M. Harvey	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor since 2003 and President of CNS since 2004.	22	Since 2014
1963
Independent Directors
Michael G. Clark	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
1965
Bonnie Cohen	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
1942
George Grossman	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1996
1953

(table continued from previous page)
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Dean Junkans	Director	Until Next Election of Directors	C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	22	Since 2015
1959
Richard E. Kroon	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University from 2004 to 2016; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Formerly, Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004
1942

(table continued from previous page)
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Gerald J. Maginnis	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
1955
Jane F. Magpiong	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
1960
Richard J. Norman	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001
1943

(table continued from previous page)
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Frank K. Ross	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
1943
C. Edward Ward, Jr.	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (the NYSE), where he worked from 1979 to 2004.	22	Since 2004
1946

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (“Interested Directors”).
Each Director, other than Messrs. Harvey, Junkans and Maginnis, and Ms. Magpiong, who were appointed to the Board in July 2014, January 2015, October 2015 and October 2015, respectively, has been a Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.
•	Michael G. Clark—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Clark has served as the Chairman of the Boards’ Nominating Committee since 2015, acting as liaison between the Boards and potential Board candidates. Prior to becoming a Director of various Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director at Deutsche Asset Management for over 5 years. Prior to then, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 24 years of investment management and financial services industry experience.

•	Bonnie Cohen—In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year, and serves as the Chairwoman of the Boards’ Dividend Committee. She also has served in high ranking positions within the federal government. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.
•	George Grossman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman has served as the Chairman of the Boards’ Contract Review Committee since 2004, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service provider.
•	Dean Junkans—Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.
•	Richard E. Kroon—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the Cohen & Steers Fund Complex’s lead Independent Director since 2006, acting as liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of investment and management experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.
•	Gerald J. Maginnis—Prior to becoming a Director of various Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and is a member of the Council of the American Institute of Certified Public Accounts (AICPA). He is a member of the Board of Directors of PICPA and a member of the Board of Trustees of the AICPA Foundation, and has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.
•	Jane F. Magpiong—Prior to becoming a Director of various Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 25 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.
•	Richard J. Norman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committee since 2004, acting as liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of business experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.
•	Frank K. Ross—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committee since 2004, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting auditing and ethics courses at a private university, and served as the audit committee chairman and was a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2005, when the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.
•	C. Edward Ward Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the NYSE. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.
The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.
To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor,

and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.
Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Richard E. Kroon as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.
Officers of the Funds. The officers of the Funds (other than Messrs. Steers and Harvey, whose biographies are provided above) their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.
All Funds
Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
Adam M. Derechin	President and Chief Executive Officer	Chief Operating Officer of the Advisor since 2003 and prior to that, Senior Vice President of the Advisor.	2005
1964
Tina M. Payne	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of the Advisor since 2010.	2007
1974
James Giallanza	Chief Financial Officer	Executive Vice President of the Advisor since 2014. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1966
Lisa D. Phelan	Chief Compliance Officer	Executive Vice President of the Advisor since 2015. Prior to that, Senior Vice President of the Advisor since 2008. Chief Compliance Officer of the Advisor, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	2006
1968
Albert Laskaj 1977	Treasurer	Vice President of the Advisor since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	2015
Active Commodities Strategy Fund
Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Nicholas Koutsoftas	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	2013
1973

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Benjamin Ross	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, co-portfolio manager of the Active Commodities strategy at GE Asset Management since its 2006 inception.	2013
1971
Global Infrastructure Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Robert S. Becker	Vice President	Senior Vice President of the Advisor since 2003.	2003
1969
Benjamin Morton	Vice President	Senior Vice President of the Advisor since 2003.	2004
1974
Global Realty Shares, Institutional Global Realty Shares, and International Realty Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
MLP & Energy Opportunity Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Robert Becker	Vice President	Senior Vice President of the Advisor since 2003.	2004
1969
Benjamin Morton	Vice President	Senior Vice President of the Advisor since 2003.	2004
1974
Tyler Rosenlicht	Vice President	Vice President of the Advisor and Portfolio Manager since 2015. Prior to that, research associate since 2012. Prior thereto, investment banking associate at Keefe, Bruyette & Woods.	2015
1985
Low Duration Preferred and Income Fund and Preferred Securities and Income Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
William F. Scapell	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2003.	2003
1967
Elaine Zaharis-Nikas	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2003.	2015
1973
Real Assets Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Vincent L. Childers	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013
1976
Yigal D. Jhirad	Vice President	Senior Vice President of the Advisor since 2007.	2007
1964

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
Nicholas Koutsoftas	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, Senior Vice President, co-portfolio manager, and head of the Active Commodities strategy at GE Asset Management.	2013
1973
Realty Shares and Institutional Realty Shares
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas N. Bohjalian	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1965
Jon Cheigh	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007
1972
Jason Yablon	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2008.	2015
1979
Real Estate Securities Fund
Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas Bohjalian	Vice President	Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1965
Yigal D. Jhirad	Vice President	Senior Vice President of the Advisor since 2007.	2007
1964
Jason Yablon	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2008.	2015
1979

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.
All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.
The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2016.
A—None
B—$1-$10,000
C—$10,001-$50,000

D—$50,001-$100,000
E—Over $100,000
	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex(1)
Robert H. Steers	A	A	E	A	A	A	B	A	A	A	E	A	A	E
Joseph M. Harvey	A	E	C	A	A	A	E	A	A	A	E	A	A	E
Michael G. Clark	A	A	C	C	A	A	A	A	A	C	A	A	A	E
Bonnie Cohen	A	A	A	C	D	A	A	C	A	A	A	D	C	E
George Grossman	A	A	A	A	C	A	A	A	A	A	A	D	D	E
Dean Junkans	A	A	A	A	A	A	A	A	C	D	A	A	C	E
Richard E. Kroon	A	A	A	A	A	A	A	A	A	A	A	A	A	E
Gerald J. Maginnis	C	C	C	C	C	C	C	C	C	C	C	C	C	E
Jane F. Magpiong	A	A	A	A	A	A	A	A	A	E	A	A	E	E
Richard J. Norman	A	A	A	A	A	A	A	A	A	A	A	A	A	E
Frank K. Ross	A	A	A	A	C	A	C	B	A	A	A	A	C	E
C. Edward Ward, Jr.	B	B	C	B	B	A	A	C	B	B	B	C	B	E

(1)	Aggregate dollar range includes ownership of 9 other Cohen & Steers closed-end funds.
Conflicts of Interest. No Independent Director and none of their immediate family members, own any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

Board’s Role in Fund Governance
Committees. Each Fund’s Board of Directors has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committees are Messrs. Clark, Junkans, Norman and Ward and Ms. Magpiong. The members of the Audit Committees are Ms. Cohen and Messrs. Clark, Ross, Grossman and Maginnis. The members of the Dividend Committee are Ms. Cohen and Messrs. Clark and Junkans.
For the fiscal years ended: (i) December 31, 2016 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund and Active Commodities Strategy Fund; (iii) February 28, 2017 for Dividend Value Fund; and (iv) November 30, 2016 for MLP & Energy Opportunity Fund, the number of committee meetings was as follows:
	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Low Duration Preferred and Income Fund	1	2	1	3	5
Active Commodities Strategy Fund	1	4	1	3	0
Dividend Value Fund	1	4	2	4	0
Global Infrastructure Fund	1	4	1	3	0
Global Realty Shares	1	4	1	3	0

	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Institutional Global Realty Shares	1	4	1	3	0
Institutional Realty Shares	1	4	1	3	0
International Realty Fund	1	4	1	3	0
MLP & Energy Opportunity Fund	1	4	1	3	1
Preferred Securities and Income Fund	1	4	1	3	4
Real Assets Fund	1	4	1	3	0
Real Estate Securities Fund	1	4	1	3	0
Realty Shares	1	4	1	3	0
The function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of each Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. Each Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and Subadvisors (if applicable) and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions.
Board’s Oversight Role in Management. Each Board’s role in management of its Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. Each Board also receives reports from counsel to the Funds and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors and Certain Officers

The following table sets forth information regarding compensation of the Directors and certain officers by the Funds as of the date of this SAI for the calendar year ended December 31, 2016. Officers of the Funds and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from any one Fund, except Realty Shares and Preferred Securities and Income Fund. The Independent Directors are paid an annual base retainer of $136,000, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Prior to January 1, 2017, the Independent Directors base retainer was $120,000. Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Independent Directors are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Dividend Committee Chairman is paid $10,000 per year in the aggregate for her service as Chairman of the Dividend Committee of the Cohen & Steers closed-end funds only. The Nominating Committee Chairman is paid $20,000 per year, on an as needed basis, for his work in connection with the Cohen & Steers Fund Complex. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Directors by Fund Complex,” represents the compensation paid by the twenty-two funds that each Director served in the Fund Complex during the calendar year ended December 31, 2016. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.
Name of Person, Position	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Michael G. Clark, Director and Nominating Committee Chairman	$349	$42	$1,295	$1,377	$2,769	$2,864	$18,813	$4,428	$444	$38,003	$889	$14,160	$36,022	$165,000
Bonnie Cohen, Director and Dividend Committee Chairman	$331	$41	$1,263	$1,338	$2,690	$2,783	$18,271	$4,306	$428	$36,733	$859	$13,664	$35,002	$170,000
George Grossman, Director and Contract Review Committee Chairman	$373	$46	$1,420	$1,505	$3,026	$3,131	$20,555	$4,844	$481	$41,325	$967	$15,372	$39,377	$180,000

Name of Person, Position	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Joseph M. Harvey,(2) Direct and Vice President	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Dean Junkans, Director	$331	$41	$1,263	$1,338	$2,690	$2,783	$18,271	$4,306	$428	$36,733	$859	$13,664	$35,002	$160,000
Richard E. Kroon, Director and Lead Independent Director	$435	$54	$1,657	$1,756	$3,530	$3,653	$23,981	$5,651	$562	$48,212	$1,128	$17,934	$45,940	$210,000
Gerald J. Maginnis, Director,	$331	$41	$1,263	$1,338	$2,690	$2,783	$18,271	$4,306	$428	$36,733	$859	$13,664	$35,002	$160,000
Jane F. Magpiong, Director,	$331	$41	$1,263	$1,338	$2,690	$2,783	$18,271	$4,306	$428	$36,733	$859	$13,664	$35,002	$160,000
Richard J. Norman, Director and Governance Committee Chairman	$373	$46	$1,420	$1,505	$3,026	$3,131	$20,555	$4,844	$481	$41,325	$967	$15,372	$39,377	$180,000
Frank Ross, Director and Audit Committee Chairman	$383	$47	$1,460	$1,547	$3,110	$3,218	$21,126	$4,978	$495	$42,472	$994	$15,799	$40,471	$185,000
Robert H. Steers,(2) Director and Chairman	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
C. Edward Ward Jr., Director	$331	$41	$1,263	$1,338	$2,690	$2,783	$18,271	$4,306	$428	$36,733	$859	$13,664	$35,002	$160,000
Lisa Phelan, Chief Compliance Officer	$719	$80	$2,411	$2,604	$5,233	$5,403	$35,372	$8,207	$854	$70,462	$1,697	$27,071	$67,967	$337,500

(1)	Total Compensation includes compensation paid by 9 other Cohen & Steers closed-end funds.
(2)	Interested Director.

Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Advisor or an affiliate of the Advisor (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.

As of the dates indicated below, the following principal holders owned 5% or more of a Class of shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.
Real Assets Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	42.16%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I R	10.30% 21.65% 5.95%
UBS WM USA	A	25.03%
OMNI ACCOUNT M/F ATTN Department Manager 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	C I R	29.44% 15.18% 18.78%
Merrill Lynch	A	8.50%
For Exclusive Benefit of Our Customers 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	C I	52.05% 12.77%
Charles Schwab & Co Inc.	I	15.85%
Reinvest Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151	Z	23.96%
HANCO	I	17.03%
Whitney Bank—Trust Ops 2285 Lakeshore Drive, Building #4 New Orleans, LA 70122
Matrix Trust Company FBO	R	12.11%
Cohen, Snyder, Eisenberg & Katzenbe 717 17th Street STE 1300 Denver, CO 80202
PIMS/Prudential Retirement	Z	67.05%
As Nominee For The TTEE/CUST PL 763 Archer & Greiner One Centennial Sq Haddonfield, NJ 08033-2454
NFS LLC FEBO	R	9.96%
Charles T Crespy 111 Russell Street Mount Pleasant, MI 48858

Name and Address	Fund Classes	Percentage of Total Shares Held
NFS LLC FEBO	R	8.16%
John Ziesemer 14330 North Klug LN Mequon, WI 53097
NFS LLC FEBO	R	5.69%
Kathryn D. Abeln 1290 Millwood Dr Branson West, MO 65737
Dividend Value Fund (as of May 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	5.79%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	11.09%
Cohen & Steers Capital Management Inc	R	14.41%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	100.00%
Wells Fargo Clearing Services	A	8.02%
For Exclusive Benefit of Our Customer 2801 Market Street St. Louis, MO 63103	C	8.41%
LOCKHEED MARTIN CORP	I	12.35%
Statestreet Bank & Trust TTEE 2 Avenue DeLaFayette; STE 3 Boston, MA 02111-1748
Merrill Lynch	A	32.54%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	45.81% 6.09%
Morgan Stanley Smith Barney	A	6.38%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C	10.88%
NFS LLC FEBO	R	15.99%
Catherine R. Brennan TTEE 333 Ascot DR Aiken, SC 29803-7833

Name and Address	Fund Classes	Percentage of Total Shares Held
UBATCO & CO FBO Aces Trust Fund	I	63.34%
6811 S. 27th Street Lincoln, NE 68512-4823
UBS WM USA	A	6.14%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Fl 5 Weehawken, NJ 07086-6761	C R	18.54% 69.60%
Global Infrastructure Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	A	13.10%
1 Pershing Plaza Jersey City, NJ 07399-0002
Charles Schwab & Co., Inc.	A	17.55%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	22.68%
Merrill Lynch	A	14.37%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	28.68% 14.42%
UBS WM USA	C	16.19%
Omni Account Attn: Department Manager 100 Harbor Blvd., Fl 5 Weehawken, NJ 07086-6761
Wells Fargo Clearing Services	A	10.51%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C	5.56%
Morgan Stanley Smith Barney	A	7.25%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I R	32.26% 9.53% 65.81%
NFS LLC FEBO	I	12.47%
Busey Trust Company 100 W. University Avenue Champaign, IL 61820-8801

Name and Address	Fund Classes	Percentage of Total Shares Held
NFS LLC FEBO	Z	8.22%
FIIOC As Agent For Qualified Employee Benefit Plans 100 Magellan Way #KW1C Covington, KY 41015-1987
Cohen & Steers Capital Management Inc	R	30.04%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	Z	9.86%
PAI Trust Company	Z	81.92%
Creating Confidence, LLC 1300 Enterprise DR DE PERE, WI 54115
Global Realty Shares (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	27.87%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	17.02%
Merrill Lynch	A	6.05%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	29.03% 25.80%
Pershing LLC	C	7.55%
1 Pershing Plaza Jersey City, NJ 07399-0002	I	7.07%
Morgan Stanley Smith Barney	A	14.83%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I R	26.82% 14.41% 36.32%
Wells Fargo Clearing Services	A	9.00%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C I	8.18% 6.88%
UBS WM USA	C	14.55%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	I R	5.46% 44.77%

Name and Address	Fund Classes	Percentage of Total Shares Held
FIIOC FBO	R	10.00%
Ram Mechanical Service Inc. Profit Sharing Plan and Trust 100 Magellan Way #KW1C Covington, KY 41015-1987
Cohen & Steers Capital Management Inc	R	8.72%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216
NFS LLC FEBO	I	11.47%
State Street Bank Trust Co 1200 Crown Colony DR Quincy, MA 02169
Wells Fargo Bank FBO	Z	96.21%
Various Retirement Plans 1525 West WT Harris BLVD Charlotte, NC 28288
Institutional Global Realty Shares (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	N/A	31.01%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151
MAC & CO	N/A	5.65%
Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219
NFS LLC FEBO	N/A	6.46%
The Northern Trust Company P.O. Box 92956 Chicago, IL 60675-0001
Institutional Realty Shares (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
NFS LLC FEBO	N/A	14.80%
FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	N/A	44.27%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151
International Realty Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	8.66%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	28.29% 5.34%
Charles Schwab & Co., Inc.	A	24.91%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	73.64%
Pershing LLC	A	7.73%
1 Pershing Plaza Jersey City, NJ 07399-0002
Morgan Stanley Smith Barney	A	11.64%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C	29.51%
UBS WM USA	C	10.38%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	Z	95.29%
Wells Fargo Clearing Services	A	7.1%
For Exclusive Benefit of our Customers 2801 Market Street St. Louis, MO 63103	C	9.84%
Cohen & Steers Capital Management Inc	Z	27.74%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216
The Trust Co of Knoxville, Trustee	Z	72.26%
Webnet Memphis, Inc. 401K 4823 Old Kingston Pike, Suite 100 Knoxville, TN 37919

Preferred Securities and Income Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	10.15%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	35.54% 24.61%
Charles Schwab & Co., Inc.	A	24.84%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	10.26%
Wells Fargo Clearing Services	A	6.83%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	C I	15.67% 8.35%
UBS WM USA	C	9.67%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	I R Z	6.37% 33.21% 18.00%
Morgan Stanley Smith Barney	A	7.20%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	17.51% 11.14%
Pershing LLC	Z	29.02%
1 Pershing Plaza Jersey City, NJ 07399-0002
Great West Trust Company LLC TTEE	Z	28.06%
Employee Benefits Clients 401K 8515 E Orchard RD 2T2 Greenwood Village, CO 80111
NFS LLC FEBO	R	5.73%
Arthur M. Brown Diana L. Kunze 9831 Hillsdale RD Brecksville, OH 44141
NFS LLC FEBO	Z	16.99%
FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987

Real Estate Securities Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	A	5.10%
1 Pershing Plaza Jersey City, NJ 07399-0002	I	19.14%
Merrill Lynch	A	6.07%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	30.40% 10.25%
Morgan Stanley Smith Barney	C	15.89%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	I	10.55%
Wells Fargo Clearing Services	C	15.92%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103	I	9.29%
UBS WM USA	C	8.08%
Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	I R	7.09% 17.67%
Charles Schwab & Co., Inc.	A	11.38%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	I	21.92%
Nationwide Life Insurance Company	A	9.46%
DCVA C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218
Nationwide Life Insurance Company	A	6.11%
NACO C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218
Great-West Trust Company LLC	R	6.94%
Employee Benefits Clients 401K 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	Z	11.68%

Name and Address	Fund Classes	Percentage of Total Shares Held
Ascensus Trust Company FBO	R	13.55%
Rochester Eye Center P/S & 401 (K) P P.O. BOX 10758 Fargo, ND 58106-0758
NFS LLC FEBO	Z	9.04%
State Street Bank Trust Co 1200 Crown Colony Dr Quincy, MA 02169
NFS LLC FEBO	Z	9.53%
The Northern Trust Company FBO A/C – 2230729 P.O. Box 92956 Chicago, IL 60675
NFS LLC FEBO	Z	26.33%
State Street Bank Trust Co TTEE Various Retirement Plans 440 Mamaroneck Ave Harrison, NY 10528
Voya Institutional Trust CO As TTEE	Z	5.22%
FBO Core Market Solutions 30 Braintree Hill Office Park Braintree, MA 02184-8747
Realty Shares (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services	N/A	9.81%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103
Charles Schwab & Co., Inc.	N/A	36.84%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151
NFS LLC FEBO	N/A	6.67%
FIIOC as agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987

MLP & Energy Opportunity Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	51.60%
Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	C I	8.44% 5.73%
Cohen & Steers Capital Management Inc	I	17.19%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	R	6.07%
Merrill Lynch	C	35.55%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	I	24.68%
Morgan Stanley Smith Barney	A	10.47%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I	17.50% 23.83%
NFS LLC FEBO	Z	10.42%
FMTC TTEE NORTHWESTERN MEM401K FBO Leslie Lenzo 4901 Cornell Ave Downers Grove, IL 60515-3322
NFS LLC FEBO	Z	8.85%
FMT Co Cust IRA Rollover FBO Russel E. Bauer P.O. Box 1725 Alvin, TX 77512
NFS LLC FEBO	Z	13.43%
FMTC Custodian - ROTH IRA FBO Russel E. Bauer P.O. Box 1725 Alvin, TX 77512
NFS LLC FEBO	Z	5.46%
FMT Co Cust IRA Rollover FBO Peter Bell 1611 James Ave Saint Paul, MN 55105
TD Ameritrade FEBO	Z	29.42%
P.O. Box 2226 Omaha, NE 68103-2226

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA	C	12.61%
OMNI ACCOUNT M/F Attn: Department Manager 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	I R	18.10% 92.37%
Active Commodities Strategy Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Cohen & Steers Capital Management Inc	C	25.90%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216	I R Z	68.12% 100.00% 57.57%
Cohen & Steers Capital Management Inc	I	27.04%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216
NFS LLC FEBO	Z	41.00%
FMTC TTEE BSBC Association FBO Madhavi Vemula 3101 Bennett Place Aurora, IL 60502-7067
NFS LLC FEBO	Z	15.88%
NFS/FMTC IRA FBO Michelle Ray Graddy 55779 Ash Road Osceola, IN 46561
Pershing LLC	A	8.54%
1 Pershing Plaza Jersey City, NJ 07399	C	53.60%
Charles Schwab & Co., Inc.	A	52.58%
Reinvest Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104
Charles Schwab & Co., Inc.	A	36.97%
Special Custody Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104

Low Duration Preferred and Income Fund (as of March 31, 2017)
Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	59.27%
Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	C I R	22.52% 17.46% 88.66%
UBS WM USA	A	12.92%
OMNI ACCOUNT M/F ATTN Department Manager 1000 Harbor BLVD Fl 5 Wehawken, NJ 07086-6761	C I R	17.18% 24.02% 9.62%
Charles Schwab & Co Inc.	A	12.61%
Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94101-4151	I	10.26%
Cohen & Steers Capital Management Inc	Z	100.00%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216
Reliance Trust Company FBO	I	5.12%
Seadside National Bank P.O. Box 48529 Atlanta, GA 30362
Merrill Lynch	A	5.25%
For Exclusive Benefit of Our Customers 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	C I	33.87% 14.96%
Wells Fargo Clearing Services	C	7.78%
For Exclusive Benefit of Our Customers 2801 Market Street St. Louis, MO 63103
As of the dates indicated below, the following principal holders owned 25% or more of the total outstanding shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

International Realty Fund (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	64.45%
SPECIAL CUSTODY A/C FBO CUSTOMERS Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151
Dividend Value Fund (as of May 31, 2017)
Name and Address	Percentage of Total Shares Held
UBATCO & Co FBO Aces Trust Fund	49.57%
6811 S 27th Street Lincoln, NE 68512-4823
Institutional Global Realty Shares (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc.	31.01%
Reinvest Account Attn Mutual Funds 101 Montegomery St San Francisco, CA 94101-4151

Name and Address	Percentage of Total Shares Held
NFS LLC FEBO	27.80%
NATC & CO P.O. Box 874080 Kansas City, MO 64187-0001
Institutional Realty Shares (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc.	44.27%
Reinvest Account Attn Mutual Funds 101 Montegomery St San Francisco, CA 94101-4151
Realty Shares (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co Inc.	36.84%
Reinvest Account Attn Mutual Funds 101 Montegomery St San Francisco, CA 94101-4151

Global Infrastructure (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
NFS LLC FEBO	27.67%
Ping Chao Lee 2008 Norwalk Ave Los Angeles, CA 90041
Active Commodities Strategy Fund (as of March 31, 2017)
Name and Address	Percentage of Total Shares Held
Cohen & Steers Capital Management, Inc.	63.94%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216

Name and Address	Percentage of Total Shares Held
Cohen & Steers Capital Management, Inc.	25.27%
Attn: Jim McAdams 280 Park Avenue, Fl 10 New York, NY 10017-1216

Management Ownership
As of May 31, 2017, with respect to all Funds, Directors and officers of each Fund as a group owned less than 1% of their respective Fund’s outstanding shares.

Investment Advisory and Other Services

The Advisor
Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017, is the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” As of March 31, 2017, the Advisor managed approximately $58.5 billion in assets.
The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. Messrs. Cohen and Steers are deemed “controlling persons” of the Advisor on the basis of their ownership of stock in CNS.
Pursuant to investment advisory agreements (each, an “Investment Advisory Agreement”) with each of Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund, Realty Shares, MLP & Energy Opportunity Fund and Active Commodities Strategy Fund, and investment management agreements (each, an “Investment Management Agreement”) with Institutional Global Realty Shares and Institutional Realty Shares, the

Advisor furnishes a continuous investment program for each Fund’s portfolio, and has overall responsibility for directing the investments of each Fund in accordance with each Funds’ investment objective, policies and limitations, subject to the general supervision of the Board of Directors of each Fund. With respect to Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund, the Advisor is also responsible for supervising the Subadvisors.
Under each Investment Advisory Agreement or Investment Management Agreement, as applicable, the Fund pays the Advisor a monthly advisory or management fee equal to an annual percentage of the average daily net assets of the Fund. The fee that each Fund pays pursuant to its Investment Management Agreement or Investment Advisory Agreement, as applicable, is set forth in the table below. In addition, the Advisor has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below.
Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Low Duration Preferred and Income Fund*	0.65%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class F shares, 0.55% for Class I shares, 1.05% for Class R shares, 0.90% for Class T shares and 0.55% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Active Commodities Strategy Fund*	0.90%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary, do not exceed 1.25% for Class A shares, 1.65% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares, 1.25% for Class T shares and 0.90% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Dividend Value Fund*	0.70%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
		the Fund’s total annual operating expenses do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares, 1.00% for Class T shares and 0.65% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Global Infrastructure Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	Effective November 7, 2016 through June 30, 2019, the Advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.
Global Realty Shares*	0.80%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Funds’ total annual operating expenses do not exceed 1.30% for Class A shares, 1.95% for Class C shares, 0.95% for Class F shares, 0.95% for Class I shares, 1.45% for Class R shares, 1.30% for Class T shares and 0.95% for Class Z shares, subject to the exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Institutional Global Realty Shares	1.00%	The Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 1.00% of average daily net assets, subject to the exclusions described in the Fund Prospectus. This commitment will remain in place for the life of the Fund.
Institutional Realty Shares	0.75%	The Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets, subject to the exclusions described in the Fund Prospectus. This commitment will

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
		remain in place for the life of the Fund.
International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class F shares, 1.00% for Class I shares, 1.50% for Class R shares, 1.35% for Class T shares and 1.00% for Class Z shares, subject to exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
MLP and Energy Opportunity Fund*	1.00%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class F shares, 1.10% for Class I shares, 1.60% for Class R shares, 1.45% for Class T shares and 1.10% for Class Z, subject to exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Preferred Securities and Income Fund*	0.70%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares, 1.20% for Class T shares and 0.85% for Class Z shares, subject to exclusions described in the Fund Prospectus. Class T shares are not currently available for purchase.
Real Assets Fund*	0.75%	Through June 30, 2019, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, which include the expenses

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
of the subsidiary, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.80% for Class I shares, 1.30% for Class R shares, 1.15% for Class T shares and 0.80% for Class Z shares, subject to exclusions described in the Fund Prospectus. Class F and Class T shares are not currently available for purchase.
Real Estate Securities Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	N/A
Realty Shares	0.85% for assets up to $1.5 billion; 0.75% for assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion	N/A

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2017, February 29, 2016, February 28, 2015 and 2014 for Dividend Value Fund; (iv) April 30, 2016 and 2015 for Active Commodities Strategy Fund; and (v) November 30, 2016, 2015 and 2014 for MLP & Energy and Opportunity Fund, the Advisor received advisory or management fees in the following amounts:
	2017	2016	2015	2014
Active Commodities Strategy Fund(1)	N/A	$ 67,504	$ 92,571	N/A
Global Infrastructure Fund	N/A	$ 1,619,135	$ 1,925,140	$ 1,479,963
Global Realty Shares	N/A	$ 3,833,431	$ 4,067,127	$ 3,817,399
Institutional Global Realty Shares	N/A	$ 4,502,903	$ 5,294,821	$ 5,268,314
Institutional Realty Shares	N/A	$22,079,699	$22,471,207	$21,287,179
International Realty Fund	N/A	$ 6,508,726	$ 7,979,678	$ 8,598,186
Preferred Securities and Income Fund	N/A	$40,877,386	$27,264,832	$18,963,142
Real Assets Fund	N/A	$ 1,140,462	$ 1,660,368	$ 1,442,400
Real Estate Securities Fund	N/A	$15,862,745	$ 9,507,489	$11,714,818
Realty Shares	N/A	$43,916,285	$46,665,869	$44,750,830
Dividend Value Fund	$1,462,945	$ 1,822,417	$ 2,123,290	$ 2,095,440
MLP & Energy Opportunity Fund	N/A	$ 655,798	$ 854,038	$ 216,055
Low Duration Preferred and Income Fund(1)	N/A	$ 71,011	N/A	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each of the following Funds other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2017, February 29, 2016, February 28, 2015 and 2014 for Dividend

Value Fund; (iv) April 30, 2016 and 2015 for Active Commodities Strategy Fund; and (v) November 30, 2016, 2015 and 2014 for MLP & Energy Opportunity Fund, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:
	2017	2016	2015	2014
Active Commodities Strategy Fund(1)	N/A	$ 342,086	$ 330,804	N/A
Global Infrastructure Fund(2)	N/A	$ 17,850	N/A	N/A
Global Realty Shares	N/A	$ 238,452	$ 203,279	$ 236,038
Institutional Global Realty Shares	N/A	$ 65,486	$ 74,390	$ 76,859
Institutional Realty Shares	N/A	$ 335,444	$ 343,295	$ 324,655
International Realty Fund	N/A	$1,293,393	$1,375,815	$1,523,680
Preferred Securities and Income Fund	N/A	$1,376,980	$1,707,187	$2,859,986
Real Assets Fund	N/A	$ 676,052	$ 706,481	$ 687,830
Dividend Value Fund	$694,501	$ 900,446	$1,076,214	$1,036,109
MLP & Energy Opportunity Fund	N/A	$ 516,184	$ 417,983	$ 326,539
Low Duration Preferred and Income Fund(1)	N/A	$ 157,810	N/A	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
(2)	Effective November 7, 2016 and through June 30, 2019, the Advisor has contractually agreed to waive and/or reimburse the Fund's Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.
Therefore, for the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each of the following Funds other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) February 28, 2017, February 29, 2016, February 28, 2015 and 2014 for Dividend Value Fund; (iv) April 30, 2016 and 2015 for Active Commodities Strategy Fund; and (v) November 30, 2016, 2015 and 2014 for MLP & Energy Opportunity Fund, the net management fee or advisory fees paid by these Funds were as follows:
	2017	2016	2015	2014
Active Commodities Strategy Fund(1)	N/A	N/A (2)	N/A (2)	N/A (2)
Global Infrastructure Fund	N/A	$ 1,601,285	$ 1,925,140	$ 1,479,963
Global Realty Shares	N/A	$ 3,594,979	$ 3,863,848	$ 3,581,361
Institutional Global Realty Shares	N/A	$ 4,437,417	$ 5,220,431	$ 5,191,455
Institutional Realty Shares	N/A	$21,744,255	$22,127,912	$20,962,524
International Realty Fund	N/A	$ 5,215,333	$ 6,603,863	$ 7,074,506
Preferred Securities and Income Fund	N/A	$39,500,406	$25,557,645	$16,103,156
Real Assets Fund	N/A	$ 464,410	$ 953,887	$ 754,570
Dividend Value Fund	$768,444	$ 921,971	$ 1,047,076	$ 1,059,331
MLP & Energy Opportunity Fund	N/A	$ 139,614	$ 436,055(2)	N/A
Low Duration Preferred and Income Fund(1)	N/A	N/A (2)	N/A	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
(2)	The Advisor reimbursed expenses to the Fund in excess of the advisory fees it received.
The Advisor also provides the Funds with such personnel as the Funds may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the co-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreements. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The cost to a Fund for these services must be agreed to by a Fund and is intended to be no higher than the actual cost to the

Advisor or its affiliates of providing the services. Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares do not pay for these services performed by officers of the Advisor or its affiliates. A Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to a Fund.

The Subadvisors
With respect to Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund and Real Assets Fund (each, a “Subadvised Fund” and collectively, the “Subadvised Funds”), the Advisor has entered into subadvisory agreements (each, a “Subadvisory Agreement”) with each of the Subadvisors. References in this SAI to activities and responsibilities of the Advisor with respect to a SubAdvised Fund may be performed by one or more of the Subadvisors pursuant to the Subadvisory Agreements with the Advisor.
Each of the Subadvisors provides investment advisory and research services in connection with managing the investments of the Subadvised Funds. CNS UK is located at 21 Sackville Street, 4th floor, London, U.K. and CNS Asia is located at 1201-2, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. As of March 31, 2017, CNS Asia and CNS UK managed approximately $3.0 billion and $4.2 billion, respectively.
The Advisor allocates 50% of the advisory fee received from each subadvised Fund among itself and each of CNS Europe (until December 31, 2012), CNS Asia and CNS UK based on the portion of each Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from each Fund.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each of the following Funds other than MLP & Energy Opportunity Fund; and (ii) November 30, 2016, 2015 and 2014 for MLP & Energy Opportunity Fund, the Advisor paid each of CNS Asia and CNS UK the following subadvisory fees with respect to each Subadvised Fund.
CNS Asia
Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	International Realty Fund	Real Assets Fund	MLP & Energy Opportunity Fund(1)
2016	$132,325	$540,296	$538,835	$1,930,461	$61,932	$ 0
2015	$178,384	$571,837	$636,210	$2,303,954	$84,917	$ 265
2014	$139,463	$612,696	$721,196	$2,664,245	$62,445	$1,145
CNS UK
Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	International Realty Fund	Real Assets Fund	MLP & Energy Opportunity Fund(1)
2016	$134,122	$351,657	$351,845	$1,189,895	$ 91,652	$ 0
2015	$212,311	$430,438	$479,468	$1,591,908	$138,594	$248
2014	$228,049	$337,285	$395,571	$1,408,937	$ 81,944	$542

(1)	The Fund entered into subadvisory agreements with CNS Asia and CNS UK on April 1, 2014.

Portfolio Managers
Accounts Managed. The portfolio managers for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. The following tables show, as of the fiscal years ended: (i) December 31, 2016 for each of the following Funds other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 for Active Commodities Strategy Fund; (iv) February 28, 2017 for Dividend Value Fund; and (v) November 30, 2016 for MLP & Energy Opportunity Fund, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.
	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Active Commodities Strategy Fund
Nicholas Koutsoftas	1	$ 132	3	$ 520	–0–	$ –0–
Benjamin Ross	1	$ 132	3	$ 520	–0–	$ –0–
Dividend Value Fund
Christopher Rhine	2	$ 499	–0–	$ –0–	4	$ 968(1)
Anatoliy Cherevach	1	$ 303	–0–	$ –0–	–0–	$ –0–
Jamelah Leddy	1	$ 303	–0–	$ –0–	–0–	$ –0–
Global Infrastructure Fund
Robert Becker	5	$ 3,730	10	$ 1,023	11	$1,985 (2)
Ben Morton	5	$ 3,730	10	$ 1,023	11	$1,985 (2)
Global Realty Shares
Jon Cheigh	7	$10,133	22	$ 3,399	16	$3,532
Luke Sullivan	2	$ 997	24	$ 5,047	10	$1,906
Charles McKinley	1	$ 425	22	$ 4,321	9	$1,000
William Leung	2	$ 997	24	$ 5,047	11	$2,397
Rogier Quirijns	2	$ 997	24	$ 5,047	11	$2,397
Institutional Global Realty Shares
Jon Cheigh	7	$10,147	22	$ 3,399	16	$3,532
Luke Sullivan	2	$ 1,011	24	$ 5,047	10	$1,906
Charles McKinley	1	$ 439	22	$ 4,321	9	$1,000
William Leung	2	$ 1,011	24	$ 5,047	11	$2,397
Rogier Quirijns	2	$ 1,001	24	$ 5,047	11	$2,397
Institutional Realty Shares
Thomas Bohjalian	6	$12,471	7	$13,250	21	$2,847
Jon Cheigh	7	$ 7,831	22	$ 3,399	16	$3,532
Jason Yablon	6	$12,471	7	$13,250	21	$2,847
International Realty Fund
Jon Cheigh	7	$10,000	22	$ 3,399	16	$3,532
Luke Sullivan	2	$ 864	24	$ 5,047	10	$1,906
William Leung	2	$ 864	24	$ 5,047	11	$2,397
Rogier Quirijns	2	$ 864	24	$ 5,047	11	$2,397
MLP & Energy Opportunity Fund

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Becker	5	$ 3,806	10	$ 1,000	10	$1,781 (3)
Ben Morton	5	$ 3,806	10	$ 1,000	10	$1,781 (3)
Tyler Rosenlicht	1	$ 423	–0–	$ –0–	–0–	$ –0–
Preferred Securities and Income Fund
William F. Scapell	9	$ 8,470	5	$11,814	13	$1,955
Elaine Zaharis-Nikas	6	$ 4,811	3	$ 536	11	$1,507
Low Duration Preferred and Income Fund
William F. Scapell	9	$13,777	6	$11,535	8	$ 985
Elaine Zaharis-Nikas	6	$10,077	4	$ 374	6	$ 539
Real Assets Fund
Jon Cheigh	7	$10,404	22	$ 3,399	16	$3,532
Nicholas Koutsoftas	1	$ 7	3	$ 498	–0–	$ –0–
Vincent L. Childers	–0–	$ –0–	–0–	$ –0–	1	$ 790
Ben Morton	5	$ 3,773	10	$ 1,023	11	$1,985 (2)
Benjamin Ross	1	$ 7	3	$ 498	–0–	$ –0–
Christopher Rhine	2	$ 479	–0–	$ –0–	6	$1,031 (4)
Real Estate Securities Fund
Thomas Bohjalian	6	$12,332	7	$13,250	21	$2,847
Jason Yablon	6	$12,795	7	$13,250	21	$2,847
Realty Shares
Thomas Bohjalian	6	$ 9,955	7	$13,250	21	$2,847
Jon Cheigh	7	$ 5,315	22	$ 3,399	16	$3,532
Jason Yablon	6	$10,417	7	$13,250	21	$2,847

(1)	One “Other Account”, with total assets of $79.6 million as of February 28, 2017, is subject to performance based fees.
(2)	One “Other Account”, with total assets of $118.1 million as of December 31, 2016, is subject to performance based fees.
(3)	One “Other Account”, with total assets of $115.2 million, as of November 30, 2016, is subject to performance based fees.
(4)	One “Other Account”, with total assets of $75.6 million as of December 31, 2016, is subject to performance based fees.
Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of (i) December 31, 2016 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, and MLP & Energy Opportunity Fund, (ii) April 30, 2016 with respect to Low Duration Preferred and Income Fund, (iii) April 30, 2016 with respect to Active Commodities Strategy Fund, (iv) February 28, 2017 with respect to Dividend Value Fund and (v) November 30, 2016 with respect to MLP & Energy Opportunity Fund:
A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—$100,001-$500,000
F—$500,001-$1,000,000

G—over $1,000,000
N/A—Not applicable (not a portfolio manager of the Fund)
Portfolio Manager	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
William F. Scapell	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A
Robert Becker	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A	N/A
Ben Morton	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	A	N/A	A	N/A	N/A
Tyler Rosenlicht	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	B	N/A	N/A	N/A	N/A
Roger Quirijns	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Luke Sullivan	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Charles McKinley	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Bohjalian	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	A	A
Jon Cheigh	N/A	N/A	N/A	N/A	A	A	A	A	N/A	N/A	E	N/A	A
Jason Yablon	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A	N/A	A	A
William Leung	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Elaine Zaharis-Nikas	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A
Vincent Childers	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A
Nicholas Koutsoftas	N/A	B	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Benjamin Ross	N/A	C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Christopher Rhine	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Anatoliy Cherevach	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jamelah Leddy	N/A	N/A	D	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The following table has been updated to indicate the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of April 30, 2017 as well as each portfolio manager’s total investment in open- and closed-end funds across the Cohen & Steers complex.
A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—$100,001-$500,000
F—$500,001-$1,000,000
G—over $1,000,000
N/A—Not applicable (not a portfolio manager of the Fund)
Portfolio Manager	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Complex
William F. Scapell	E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A	F
Robert Becker	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A	N/A	D
Ben Morton	N/A	N/A	N/A	E	N/A	N/A	N/A	N/A	A	N/A	A	N/A	N/A	E
Tyler Rosenlicht	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	C
Roger Quirijns	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	A
Luke Sullivan	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	A
Charles McKinley	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	D
Thomas Bohjalian	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	N/A	N/A	E	E	F
Jon Cheigh	N/A	N/A	N/A	N/A	E	A	E	A	N/A	N/A	E	N/A	A	F
Jason Yablon	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A	N/A	A	A	F
William Leung	N/A	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	A
Elaine Zaharis-Nikas	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	N/A	E
Vincent Childers	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A	N/A	E
Nicholas Koutsoftas	N/A	B	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	D

Portfolio Manager	Low Duration Preferred and Income Fund	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Complex
Benjamin Ross	N/A	D	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A	E
Christopher Rhine	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Anatoliy Cherevach	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E
Jamelah Leddy	N/A	N/A	D	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	D
Conflicts of Interest
Advisor, CNS Asia and CNS UK. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor and CNS Asia and CNS UK have procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.
For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or CNS Asia and/or CNS UK, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and CNS Asia and CNS UK strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor and CNS Asia and CNS UK to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.
Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor or CNS Asia and/or CNS UK holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and CNS Asia and CNS UK, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and CNS Asia and CNS UK may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and CNS Asia and CNS UK, acting in their reasonable judgment and consistent with their fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Funds, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Funds.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.
The Advisor and CNS Asia and CNS UK, and the Funds, have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals, CNS Asia and CNS UK
Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Advisor, CNS Asia and CNS UK. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.
Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.
The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.
On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.
The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor.

Administrative Services
The Advisor performs certain administrative functions for each Fund, including (i) providing office space, materials and supplies for each Fund, furnishing all executive and administrative personnel necessary for managing the affairs for each Fund, including personnel to perform clerical, bookkeeping, accounting and other office functions, as well as all administrative services performed on behalf of shareholders; (ii) providing each Fund with the services necessary to organize any Fund or Class thereof that commences operations on or after the date of the applicable administration agreement so that such Fund or Class can conduct business as described in each Fund’s registration statement; (iii) supervising preparation of periodic updating of each Fund’s registration statement, including prospectus and statement of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) supervising preparation of periodic reports to each Fund’s shareholders and filing of these reports with the SEC, Forms N-SAR filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (v) preparation or review of each Fund’s expense budgets, monitoring of daily accruals and calculating or reviewing adjustments as necessary; (vi) paying compensation of each Fund’s officers for services rendered as such; (vii) supervising the daily pricing of each Fund’s investment portfolio and the publication of the NAV of each Fund’s shares, earnings reports and other financial data; (viii) coordinating matters relating to the operation of each Fund, including any necessary coordination among the adviser or sub-advisers for each Fund, the custodian(s), transfer agent(s), any sub-transfer agent(s) or other administrative service agent(s), dividend disbursing agent(s), recordkeeping agent(s), accountants, attorneys, and other parties performing services or operational functions for each Fund; (ix) supervising compliance by Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for each Fund (other than those maintained by the Custodian and Transfer Agent); (x) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of each Fund required by applicable law and filing of tax reports other than each Fund’s income tax returns; (xi) calculating dividends and distributions to shareholders and communicating such information to each Fund’s transfer agent, fund accounting agent and outside tracking firms such as Morningstar and Broadridge; (xii) preparation of materials for Board meetings and preparation of minutes of such meetings; (xiii) oversight of service providers who file claims for class action lawsuits with respect to securities in each Fund; (xiv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of each Fund, the investment adviser to each Fund and/or any sub-adviser who may singly or jointly with others have access to funds or securities of each Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds; the bond shall be in such reasonable amount as a majority of the Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of each Fund to which any such officer or employee may have access and the premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by each Fund; (xv) providing response to direct shareholder and financial advisor inquiries and provision of timely assistance as required; maintenance of each Fund’s website; provision of and staffing of a toll free number; oversight of the shareholder services provided by each Fund’s transfer agent; and monitoring direct shareholder activity pursuant to Rule 22c-2 under the 1940 Act; and (xvi) such other administrative services as each Fund and Administrator may agree.
The Advisor provides these administrative services to Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares pursuant to an administration agreement with each of these Funds (the “Administration Agreement”). For its services under the Administration Agreement, the Advisor receives a monthly fee from each of the foregoing Funds at the annual rate of 0.08% in the case of Real Assets Fund, 0.06% in the case of Active Commodities Strategy Fund, 0.05% in the case of MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, 0.04% in the case of International Realty Fund, and 0.02% in the case of all other Funds. The Advisor provide these administrative services to Institutional Global Realty Shares and Institutional Realty Shares pursuant to each Fund’s Investment Management Agreement, at no additional fee to these Funds other than the fees paid under each Investment Management Agreement.
In accordance with the terms of the Administration Agreement or Investment Management Agreements, as applicable, and with the approval of each Fund’s Board of Directors, the Advisor has caused each Fund to retain State Street Bank and Trust Company (“State Street”) under a fund accounting and administration agreement (the “Co-Administration Agreement”) with each Fund. Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining each Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of each Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for each Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings and (iv) responding to shareholder inquiries.
Under the terms of the Co-Administration Agreement, MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares each pay State Street a monthly administration fee computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion, and 0.01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by each Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. Each of MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares is then responsible for its pro rata amount of the aggregate administration fee. In the case of Institutional Global Realty Shares and Institutional Realty Shares, the Advisor pays for the cost of State Street’s services without any additional charge to those Funds.
State Street also serves as each Fund’s custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. The Transfer Agent, an affiliate of State Street, has been retained by each Fund to provide transfer agency services.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 and 2015 for Active Commodities Strategy Fund; (iv) February 28, 2017, February 29, 2016, February 28, 2015 and 2014 for Dividend Value Fund; and (v) November 30, 2016,

2015 and 2014 for MLP & Energy Opportunity Fund, the Advisor received administration fees from each Fund in the following amounts:
	2017	2016	2015	2014
Low Duration Preferred and Income Fund(1)	N/A	$ 5,462	N/A	N/A
Active Commodities Strategy Fund(1)	N/A	$ 5,400	$ 7,406	N/A
Dividend Value Fund	$79,539	$ 91,121	$ 106,164	$ 104,772
Global Infrastructure Fund	N/A	$ 43,177	$ 51,337	$ 39,466
Global Realty Shares	N/A	$ 86,591	$ 90,381	$ 84,831
Institutional Global Realty Shares	N/A	None	None	None
Institutional Realty Shares	N/A	None	None	None
International Realty Fund	N/A	$ 411,077	$ 503,980	$ 543,043
MLP & Energy Opportunity Fund	N/A	$ 32,790	$ 42,702	$ 10,803
Preferred Securities and Income Fund	N/A	$2,919,813	$1,947,488	$1,354,510
Real Assets Fund	N/A	$ 111,412	$ 147,588	$ 128,213
Real Estate Securities Fund	N/A	$ 442,266	$ 253,533	$ 315,563
Realty Shares	N/A	$1,131,101	$1,204,423	$1,153,355

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.

Distributor
Cohen & Steers Securities, LLC located at 280 Park Avenue, New York, NY 10017 (the “Distributor”), serves as the Distributor of shares of each Fund.
For Class A, Class C, Class R and Class T (when made available for purchase) shares of Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, the Distributor receives compensation as described below under each Fund’s Distribution Plan or Distribution and Service Plan. For Class B shares of Global Infrastructure Fund, Global Realty Shares and Real Estate Securities Fund, the Distributor stopped receiving compensation under each Fund’s Distribution Plan as of April 30, 2015. On June 19, 2015, all outstanding Class B shares converted to Class A shares.
With respect to Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares, which each offer only one class of shares and do not have a Distribution Plan, the Distributor serves without compensation.
The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.
The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of each Fund. The Distributor is a wholly-owned subsidiary of CNS. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Funds and the Distributor are affiliated persons of both entities.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 and 2015 for Active Commodities Strategy Fund; (iv) February 28, 2017,

February 29, 2016, February 28, 2015 and 2014 for Dividend Value Fund; and (v) November 30, 2016, 2015 and 2014 for MLP & Energy Opportunity Fund, the Distributor received the following combined commissions on sales of Class A, Class B, Class C and Class R shares of Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and MLP & Energy Opportunity Fund:
	2017	2016	2015	2014
Low Duration Preferred and Income Fund(1)	N/A	$ 1,197	N/A	N/A
Active Commodities Strategy Fund(1)(2)	N/A	$ 1	$ 88	N/A
Dividend Value Fund(2)	$5,322	$ 5,867	$ 11,460	$ 8,891
Global Infrastructure Fund(2)(3)	N/A	$ 12,276	$ 12,346	$ 23,341
Global Realty Shares(2)(3)	N/A	$ 6,157	$ 11,640	$ 14,548
International Realty Fund(4)	N/A	$ 2,559	$ 43,688	$ 10,776
MLP & Energy Opportunity Fund(2)	N/A	$ 11,729	$ 19,624	$ 25,966
Preferred Securities and Income Fund(2)	N/A	$620,842	$458,273	$368,480
Real Assets Fund	N/A	$ 23,646	$ 34,610	$ 25,949
Real Estate Securities Fund(2)(3)	N/A	$196,252	$126,203	$117,281

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
(2)	The Fund began offering Class R shares October 1, 2014.
(3)	Class B shares are no longer available for purchase. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares and, on June 19, 2015, all oustanding Class B shares converted to Class A shares.
(4)	The Fund began offering Class R shares October 1, 2015.

Custodian and Transfer and Dividend Disbursing Agent
State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of each Fund’s investments. The Transfer Agent, which has its principal business at P.O. Box 8123, Boston, Massachusetts 02266-8123 provides transfer and dividend disbursing agency services to each Fund.
Neither State Street nor the Transfer Agent has any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

Proxy Voting
The Funds’ Boards of Directors have delegated to the Advisor and, as applicable, the Subadvisors the responsibility for voting proxies on behalf of each Fund, and have determined that the Advisor and, as applicable, the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the proxy voting policies and procedures for the Advisor and each Subadvisor is set forth in Appendix A.
Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available (i) without charge, upon request, by calling toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

Code of Ethics
The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

Portfolio Transactions and Brokerage

The Advisor, CNS Asia and CNS UK. Subject to the supervision of the Board of Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and each Subadvisor will only cause a Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.
The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.
The Advisor and each Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.
Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor and available for the benefit of other accounts advised by the Advisor, a Subadvisor and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s or a Subadvisors’ expenses, it is not possible to estimate its value, and in the opinion of the Advisor or a Subadvisor, it does not reduce the Advisor’s or a Subadvisor’s expenses in a determinable amount.
The Advisor and each Subadvisor may take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).
Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.
For the fiscal years ended: (i) December 31, 2016, 2015 and 2014 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 and 2015 for Active Commodities Strategy Fund; (iv) February 28, 2017, February 29, 2016, February 28, 2015 and 2014 for Dividend Value Fund; and (v) November 30, 2016, 2015 and 2014 for MLP & Energy Opportunity Fund, each Fund paid total brokerage commissions in the following amounts:
	2017	2016	2015	2014
Low Duration Preferred and Income Fund(1)	N/A	$ 5,202	N/A	N/A
Active Commodities Strategy Fund(1)	N/A	$ 3,187	$ 3,822	N/A
Dividend Value Fund	$215,902	$ 179,997	$ 244,729	$ 304,193
Global Infrastructure Fund	N/A	$ 319,560	$ 315,180	$ 191,969
Global Realty Shares	N/A	$ 701,867	$ 660,876	$ 898,164
Institutional Global Realty Shares	N/A	$ 742,821	$ 742,158	$1,144,963
Institutional Realty Shares	N/A	$2,484,218	$2,299,267	$2,226,046
International Realty Fund	N/A	$1,107,322	$1,438,070	$2,189,446
MLP & Energy Opportunity Fund	N/A	$ 107,851	$ 137,244	$ 39,182
Preferred Securities and Income Fund	N/A	$ 445,276	$ 292,196	$ 218,979
Real Assets Fund	N/A	$ 238,516	$ 263,721	$ 257,389
Real Estate Securities Fund	N/A	$3,314,108	$1,755,851	$2,557,892
Realty Shares	N/A	$4,782,537	$4,633,127	$4,644,838

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.

Of the amounts listed above, brokerage commission paid to brokers or dealers for providing third party and proprietary research and investment information were as follows:
	2017	2016 (1)	2015	2014
Low Duration Preferred and Income Fund(2)	N/A	$ 2,744	N/A	N/A
Active Commodities Strategy Fund(2)	N/A	N/A	N/A	N/A
Dividend Value Fund	$92,636	$ 32,476	$ 32,577	$ 34,268
Global Infrastructure Fund	N/A	$ 124,545	$ 47,340	$ 32,711
Global Realty Shares	N/A	$ 299,598	$105,264	$ 122,885
Institutional Global Realty Shares	N/A	$ 319,501	$118,979	$ 156,350
Institutional Realty Shares	N/A	$1,065,261	$483,852	$ 510,275
International Realty Fund	N/A	$ 458,228	$241,787	$ 247,661
MLP & Energy Opportunity Fund	N/A	$ 36,687	$ 15,275	$ 5,693
Preferred Securities and Income Fund	N/A	$ 267,480	$186,419	$ 127,104
Real Assets Fund	N/A	$ 89,311	$ 62,590	$ 65,861
Real Estate Securities Fund	N/A	$1,361,019	$302,970	$ 434,031
Realty Shares	N/A	$2,067,255	$978,044	$1,035,081

(1)	As of January 1, 2016, the Advisor voluntarily began valuing proprietary (i.e. broker-produced) research. Previously, the Advisor reported only commissions paid for third party research. For periods after January 1, 2016, the information presented above includes commissions paid for third party and proprietary research.
(2)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
As of the close of the fiscal year ended: (i) December 31, 2016 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 for Active Commodities Strategy Fund; (iv) February 28, 2017 for Dividend Value Fund; and (v) November 30, 2016 for MLP & Energy Opportunity Fund, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of Preferred Securities and Income Fund, Real Assets Fund, Dividend Value Fund and Low Duration Preferred and Income Fund.
As of December 31, 2016, Preferred Securities and Income Fund and Real Assets Fund held securities of their regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
Preferred Securities and Income Fund
J.P. Morgan Chase & Co.	$305,123,841
Wells Fargo & Co.	$296,710,512
Merrill Lynch & Co.	$240,944,473
Citigroup	$226,319,797
UBS AG	$143,096,650
Morgan Stanley	$105,616,512
Goldman, Sachs & Co.	$51,515,780
Credit Suisse	$35,024,448

Real Assets Fund
Wells Fargo & Co.	$460,675
J.P. Morgan Chase & Co.	$767,595

As of February 28, 2017, Dividend Value Fund held securities of its regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
J.P. Morgan Chase & Co.	$7,601,024
Wells Fargo & Co.	$7,589,110
Bank of America Corp.	$7,454,520
Morgan Stanley	$3,967,490
As of April 30, 2016, Low Duration Preferred and Income Fund held securities of its regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
Citigroup	$1,529,480
Wells Fargo & Co.	$1,145,375
J.P. Morgan Chase & Co.	$1,042,888
Merrill Lynch & Co.	$940,500
For the fiscal years ended: (i) December 31, 2016 and 2015 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 and 2015 for Active Commodities Strategy Fund; (iv) February 28, 2017, February 29, 2016 and February 28, 2015 for Dividend Value Fund; and (v) November 30, 2016 and 2015 for MLP & Energy Opportunity Fund, each Fund’s portfolio turnover rates were as follows:
	2017	2016	2015
Low Duration Preferred and Income Fund(1)	N/A	40%	N/A
Active Commodities Strategy Fund(2)	N/A	0%	0%
Dividend Value Fund	70%	64%	79%
Global Infrastructure Fund	N/A	89%	86%
Global Realty Shares	N/A	104%	82%
Institutional Global Realty Shares	N/A	100%	77%
Institutional Realty Shares	N/A	79%	60%
International Realty Fund	N/A	68%	73%
MLP & Energy Opportunity Fund	N/A	59%	81%
Preferred Securities and Income Fund	N/A	51%	46%
Real Assets Fund	N/A	118%	101%
Real Estate Securities Fund	N/A	83%	95%
Realty Shares	N/A	79%	58%

(1)	The Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
(2)	In accordance with regulatory requirements, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund’s portfolio turnover would have been higher.

Organization and Description of Capital Stock

Each Fund is a Maryland corporation that is authorized to issue shares of Common Stock, $.001 par value per share, in the following respective amounts:
Fund	Authorized Shares
Low Duration Preferred and Income Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	200,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000
Active Commodities Strategy Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	200,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000
Dividend Value Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	100,000,000
Class R Shares	50,000,000
Class T Shares	50,000,000
Class Z Shares	50,000,000
Global Infrastructure Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	100,000,000
Class R Shares	50,000,000
Class T Shares	50,000,000
Class Z Shares	50,000,000
Global Realty Shares	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	100,000,000
Class R Shares	50,000,000
Class T Shares	50,000,000
Class Z Shares	50,000,000
Institutional Global Realty Shares	100,000,000 shares
Institutional Realty Shares	100,000,000 shares
International Realty Fund	1,800,000,000 shares
Class A Shares	250,000,000
Class C Shares	250,000,000

Fund	Authorized Shares
Class F Shares	250,000,000
Class I Shares	300,000,000
Class R Shares	250,000,000
Class T Shares	250,000,000
Class Z Shares	250,000,000
MLP & Energy Opportunity Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	200,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000
Preferred Securities and Income Fund	2,200,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	1,000,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000
Real Assets Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	200,000,000
Class R Shares	200,000,000
Class T Shares	200,000,000
Class Z Shares	200,000,000
Real Estate Securities Fund	600,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	250,000,000
Class R Shares	50,000,000
Class T Shares	50,000,000
Class Z Shares	50,000,000
Realty Shares	200,000,000 shares
Low Duration Preferred and Income Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Estate Securities Fund, Preferred Securities and Income Fund, Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund are currently divided into seven classes designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class R Common Stock, Class T Common Stock and Class Z Common Stock (each of the foregoing Funds is a “Multiclass Fund” and collectively, are the “Multiclass Funds”). Class F Common Stock is currently only available for purchase in Preferred Securities and Income Fund and Real Estate Securities Fund. Class T Common Stock is currently not available for purchase.
Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares each presently have one class of shares.

Each Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder if its Board of Directors has determined that it is in the best interest of the Fund to redeem its shares. The Funds’ shares have no preemptive or conversion rights. With respect to the Multiclass Funds, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distributions and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan or Distribution and Service Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above for Multiclass Funds, all shares of a Fund have equal voting, dividend, distribution and liquidation rights. All shares of the Funds, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in each Fund’s Articles of Incorporation and By-Laws as amended and supplemented from time-to-time.
The Board of Directors is authorized to reclassify and issue any unissued shares of a Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.
With respect to Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary of Cohen & Steers Real Assets Fund, Inc., and Cohen & Steers Active Commodities Strategy, Ltd., a wholly-owned subsidiary of Cohen & Steers Active Commodities Strategy Fund, Inc., CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, serves as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.

Dealer Reallowances
(Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

With respect to the Multiclass Funds, except Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	None	None	1.00†
With respect to Preferred Securities and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million or more	None	None	1.00†
With respect to Low Duration Preferred and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	None	None	1.00†
With respect to all Multiclass Funds, dealers and financial advisors will receive a percentage of the initial sales charge on sales of Class T shares, when made available for purchase, as set forth below:
Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1 million	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Information.”
The Distributor receives for its services the difference between the applicable sales charges as a percentage of the offering price and the regular dealer reallowance as a percentage of the offering price.

Distribution Plan
(Low Duration Preferred And Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

Each Multiclass Fund, except Low Duration Preferred and Income Fund, has adopted a Distribution Plan and related agreements (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, each Fund will pay to the Distributor, as compensation for acting as principal underwriter of a Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25%, 0.75%, 0.50% and 0.25% of the average daily net assets of each Fund attributable to Class A shares, Class C shares, Class R shares and Class T shares (when made available for purchase), respectively. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares under the Distribution Plan and, on June 19, 2015 all outstanding Class B shares converted to Class A shares. The Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, (ii) to pay interest and other financing costs in the case of Class B shares, as applicable and (iii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. With respect to Class R shares, the Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
Low Duration Preferred and Income Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Service Plan”) which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts. Under the Distribution and Service Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.25%, 0.75% and 0.25% of the average daily net assets attributable to the Fund’s Class A, Class C and Class T shares (when made available for purchase), respectively, for the sale and distribution of its shares. Also under the Distribution and Service Plan, the Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for shareholder account service and maintenance. In addition, the Distribution and Service Plan provides that, for the sale and distribution of its shares and for shareholder account service and maintenance, the Fund pays the Distributor at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Class R shares. The Distributor may use such amounts to pay various distribution-related expenses, including but not limited to: (i) payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. The Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Class F, Class I and Class Z shares do not participate in the Distribution Plan or Distribution and Service Plan. In addition to the amounts required by the Distribution Plan or Distribution and Service Plan, the Distributor and/or the Advisor may, in their discretion, pay additional amounts from their own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan or Distribution and Service Plan will benefit each Multiclass Fund and its Class A, Class C, Class R and Class T shareholders. The expected benefits include greater sales (for Class A, Class C, Class R and Class T shares) and lower redemptions of each class of shares, which should allow each class to maintain a consistent cash flow.
For the fiscal years ended: (i) December 31, 2016 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 for Active Commodities Strategy Fund; (iv) February 28, 2017 for Dividend Value Fund; and (v) November 30, 2016 for MLP & Energy Opportunity Fund, with respect to the Class A, Class B, Class C and Class R shares, each Multiclass Fund paid distribution services fees for expenditures under the Distribution Plan (the Distribution and Service Plan for Low Duration Preferred and Income Fund) in the following aggregate amounts.
	Class A Shares	Class B Shares(1)	Class C Shares	Class R Shares	Class T Shares(2)
Low Duration Preferred and Income Fund(3)	$ 1,198	N/A	$ 1,273	$ 21	N/A
Active Commodities Strategy Fund	$ 1,254	N/A	$ 60	$ 34	N/A
Dividend Value Fund	$ 45,761	N/A	$ 194,006	$ 150	N/A
Global Infrastructure Fund	$ 88,441	N/A	$ 166,822	$ 63	N/A
Global Realty Shares	$ 141,804	N/A	$ 534,743	$ 532	N/A
International Realty Fund	$ 175,304	N/A	$ 444,255	$ 363	N/A
MLP & Energy Opportunity Fund	$ 23,002	N/A	$ 65,794	$ 457	N/A
Preferred Securities and Income Fund	$2,327,975	N/A	$6,080,084	$10,815	N/A
Real Assets Fund	$ 30,174	N/A	$ 62,622	$ 3,666	N/A
Real Estate Securities Fund	$1,316,872	N/A	$2,586,704	$10,157	N/A

(1)	Class B shares are no longer available for purchase. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares and, on June 19, 2015, all oustanding Class B shares converted to Class A shares. Prior to April 30, 2015, each Fund paid the Distributor an annual rate of 0.75% of the average daily net assets of each Fund's Class B shares for distribution services fees.
(2)	Class T shares are not currently available for purchase.
(3)	The Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
Under the Distribution Plan and Distribution and Service Plan, the Treasurer for each Multiclass Fund reports quarterly to the Board of Directors the amounts paid under the Distribution Plan and the Distribution and Service Plan. During the continuance of the Distribution Plan and Distribution and Service Plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office. The Distribution Plan and Distribution and Service Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and Distribution and Service Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan and Distribution and Service Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan and Distribution and Service Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.
Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of a Multiclass Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Shareholder Services Plan

Each of the Multiclass Funds, except Low Duration Preferred and Income Fund, and Realty Shares have adopted a shareholder services plan, pursuant to which each Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of each Fund’s Class A shares, up to 0.25% of the average daily net assets of each Fund’s Class C shares, up to 0.10% of the average daily net assets of Realty Shares and each other Fund’s Class I shares and up to 0.10% of the average daily net assets of each Fund’s Class T shares (when made available for purchase), for shareholder account service and maintenance. Low Duration Preferred and Income Fund has adopted a shareholder services plan for Class I shares and Class T shares (when made available for purchase) pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares and Class T shares, respectively, for shareholder account service and maintenance. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares under the Shareholder Services Plan and, on June 19, 2015, all outstanding Class B shares converted to Class A shares. Under these plans, each Fund or the Distributor may enter into agreements with qualified financial institutions to provide shareholder services (such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations) and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal year ended December 31, 2016, Realty Shares paid $5,416,068 for expenditures under the shareholder services plan. For the fiscal years ended: (i) December 31, 2016 for each Fund other than Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, and MLP & Energy Opportunity Fund; (ii) April 30, 2016 for Low Duration Preferred and Income Fund; (iii) April 30, 2016 for Active Commodities Strategy Fund; (iv) February 28, 2017 for Dividend Value Fund; and (v) November 30, 2016 for MLP & Energy Opportunity Fund, each Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:
	Class A Shares	Class B Shares(1)	Class C Shares	Class I Shares	Class T Shares(2)
Low Duration Preferred and Income Fund(3)	N/A	N/A	N/A	N/A	N/A
Active Commodities Strategy Fund	$ 417	N/A	$ 1	$ 55	N/A
Dividend Value Fund	$ 18,304	N/A	$ 64,669	$ 81,869	N/A
Global Infrastructure Fund	$ 35,376	N/A	$ 55,607	$ 117,102	N/A
Global Realty Shares	$ 56,722	N/A	$ 178,248	$ 198,924	N/A
International Realty Fund	$ 70,121	N/A	$ 148,085	$ 376,271	N/A
MLP & Energy Opportunity Fund	$ 9,201	N/A	$ 21,931	$ 21,346	N/A
Preferred Securities and Income Fund	$931,190	N/A	$2,026,695	$2,116,647	N/A
Real Assets Fund	$ 8,896	N/A	$ 20,874	$ 47,125	N/A
Real Estate Securities Fund	$526,748	N/A	$ 862,235	$ 957,807	N/A

(1)	Class B shares are no longer available for purchase. As of April 30, 2015, the Distributor stopped receiving compensation for Class B shares and, on June 19, 2015, all oustanding Class B shares converted to Class A shares. Prior to April 30, 2015, each Fund paid the Distributor an annual rate of up to 0.25% of the average daily net assets of each Fund's Class B shares for the expenditures under the shareholders services plan.
(2)	Class T shares are not currently available for purchase.
(3)	The Low Duration Preferred and Income Fund commenced operations on November 30, 2015.
Under the shareholder services plans, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plans the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

Other Information

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). In the case of Multiclass Funds, these Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectuses of the Multiclass Funds. With respect to all Funds, these Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees and networking and sub-transfer agency fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.
As of December 31, 2016, the top dealers and other financial intermediaries and/or their affiliates (which may include broker-dealers) that offered shares of a Fund and received Additional Payments, revenue sharing or similar distribution-related payments included: Charles Schwab, Fidelity, Merrill Lynch, Morgan Stanley, Wells Fargo, JP Morgan, UBS, Pershing, MG Trust and TD Ameritrade.

Reducing the Initial Sales Charge on Class A Shares
(Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

As discussed in the Prospectus of each Multiclass Fund, the size of the total investment in Class A shares will affect your sales charge. Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class A shares is available below, from your financial intermediary and in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”).
Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:
Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.
Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of a Fund and/or a shareholder of other Cohen & Steers open-end funds that impose sales charges (“Eligible Funds”) by taking into account not only the amount then being invested, but also the current NAV of the shares of that Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.
Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the “Letter”) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Funds. This enables the investor to aggregate purchases of shares of a Fund and other Eligible Funds during a 13-month period for purposes of calculating the applicable sales charge. All shares of a Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.
The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.
Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans, and (vi) to financial intermediaries who are compensated by their clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their immediate families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their immediate families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. IRAs are not eligible to purchase Class A shares at NAV.

Reducing the Initial Sales Charge on Class T Shares
(Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

As discussed in the Prospectus of each Multiclass Fund, the size of the total investment in Class T shares (when made available for purchase) will affect your sales charge. Class T shares do not offer Rights of Aggregation, Rights of Accumulation, Letter of Intention, or sales at NAV. Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class T shares is available from your financial intermediary and in the Appendix to each Fund’s Prospectus.

Contingent Deferred Sales Charges
(Low Duration Preferred and Income Fund, Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund Only)

Class A Shares
With respect to purchases of $1,000,000 or more for each Multiclass Fund except Low Duration Preferred and Income Fund, and purchases of $500,000 or more for Low Duration Preferred and Income Fund, Class A shares redeemed on or before the one year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.
Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

Class C Shares
Class C shares that are redeemed on or before the one year anniversary date of their purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, or (iii) that had been purchased by present or former Directors of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative. Different financial intermediaries may charge different sales charges. More information on how you can reduce your contingent deferred sales charge is available from your financial intermediary and in the Appendix to each Fund’s Prospectus.
In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.
Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares and for providing shareholder services. The contingent deferred sales charge paid to the Distributor may exceed the amounts paid by the Distributor to dealers and financial intermediaries.

Class F, Class I, Class R, Class T and Class Z Shares
Class F, Class I, Class R, Class T and Class Z shares are not subject to a contingent deferred sales charge. However, Class F shares are currently only available in Preferred Securities and Income Fund and Real Estate Securities Fund. Class T shares are currently not available for purchase. Please see the Prospectus of each Multiclass Fund for a further discussion of these share classes.

Fund Reorganizations
Shares of a Fund (Class A for Multiclass Funds) may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of a Fund if that Fund is combined with another Cohen & Steers mutual fund, or in connection with a similar reorganization transaction.

Signature Guarantees

In addition to the circumstances listed in that Fund’s Prospectus, a Multiclass Fund requires signature guarantees for the following:

1.  When shares are transferred to a new owner.
2.  When certificated (issued) shares are redeemed, exchanged or transferred.
3.  To establish any ACH service or to amend banking information on an existing ACH service.*
4.  When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.
5.  When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*
6.  For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

*	For items 3 and 5, a Signature Validation Program stamp (“SVP”) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.
Each Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.
A Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program. The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. A Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.
The signature guarantee requirements do not apply to transactions or instructions that are communicated to a Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with a Fund or a Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. A Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.
The signature guarantee policies of the Funds may be amended at any time without prior notice.

Purchases and Redemptions in Kind

Purchases In Kind. Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

Redemptions In Kind. The Fund may meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash.
Each Fund has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV measured as of the beginning of such 90-day period.

Taxation

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund
Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.
To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.
As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.
A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.
In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of

Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce a Fund’s investment return to its shareholders.
If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31), and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or a later date if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or a later date, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions
Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.
Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.
If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for U.S. federal income tax purposes.
If a shareholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for U.S. federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Nature of Funds’ Investments
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions.
The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

Securities Purchased at a Discount
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.
If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk and High-Yield Securities
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

Options, Futures and Other Derivative and Hedging Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Investment in non-U.S. Securities
Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.
The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

Foreign Currency Transactions
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book/Tax Differences
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Real Estate Investment Trusts
Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Investment by Tax-Exempt Shareholders” below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

Investment in the Subsidiary
The Active Commodities Strategy Fund’s and Real Assets Fund’s ability to make direct and indirect investments in the asset classes described herein, including commodities, gold and other precious metals, and certain related investments, is limited by the Funds’ intention to qualify as a RIC under the Code; if the Funds do not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Funds’ status as RICs may be jeopardized. The Funds’ investments in the Subsidiaries are intended to provide additional exposure to commodities, gold and other precious metals while allowing the Funds to satisfy the requirements applicable to RICs. See also "Controlled Foreign Corporations" below.

Controlled Foreign Corporations
A U.S. person, such as a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Real Assets Fund and Active Commodities Strategy Fund will be U.S. Shareholders and each Subsidiary will each be a CFC; it is also possible that another Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. The rules regarding the extent to which such subpart F inclusions will be treated as "qualifying income" for purposes of the 90% gross income requirement described above are unclear and currently under consideration. In the absence of further guidance, each Fund will seek to ensure that it satisfies the 90% gross income requirement, including but not limited to by ensuring that its Subsidiary timely distributes an amount equal to the Subsidiary's subpart F income by the end of the Subsidiary's taxable year. In order to make such distributions, the Subsidiary may be required to sell investments, including at a time when it may be disadvantageous to do so. If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to pay substantial taxes, penalties, and interest, and to make substantial distributions, in order to re-qualify for such special tax treatment.

Passive Foreign Investment Companies
Investments treated as equity investments for U.S. federal income tax purposes that a Fund makes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Investments in Other Regulated Investment Companies
A Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.
If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Master Limited Partnerships and Certain non-U.S. Entities
A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

Backup Withholding
A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Investment by Tax-Exempt Investors
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Foreign Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the

United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.
Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
The Funds generally do not expect shares of a Fund to be considered USRPIs.
Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
As of February 1, 2015, the Funds no longer accept investments from investors with non-U.S. addresses as well as dealer-controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in a Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and are able to invest in the Fund. For more information, please call (800) 437-9912.

Shareholder Reporting with Respect to Foreign Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends and, after December 31, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Counsel and Independent Registered Public Accounting Firm

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036-8704, serves as counsel to each Fund. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, has been appointed as the independent registered public accounting firm for each Fund.

Financial Statements

The audited financial statements for each of Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, Institutional Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, Realty Shares and Real Assets Fund for the fiscal year ended December 31, 2016, are incorporated by reference to this SAI from each Fund’s Annual Report dated December 31, 2016.
The audited financial statements for Dividend Value Fund for the fiscal year ended February 28, 2017 are incorporated by reference to this SAI from the Fund’s Annual Report dated February 28, 2017.
The unaudited financial statements for the semi-annual period ended October 31, 2016 and the audited financial statements for the fiscal year ended April 30, 2016 for Active Commodities Strategy Fund and Low Duration Preferred and Income Fund are incorporated by reference to this SAI from each Fund’s Semi-Annual Report dated October 31, 2016 and Annual Report dated April 30, 2016, respectively.

Appendix A

Proxy Voting Policies and Procedures for the Advisor, CNS Asia and CNS UK
A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.
•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
•	In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.
•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.
•	Voting rights shall not automatically be exercised in favor of management-supported proposals.
•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:
Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).
Voting for Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:
•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;
•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;
•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
•	Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;
•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;
•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;1
•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;
•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight2, or fiduciary responsibilities at the company; and
•	Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.
2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.
Majority Vote for Directors
The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.
Separation of Chairman and CEO
The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. The Advisor and the Subadvisors do recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.
Independent Chairman
The Advisor and the Subadvisors review on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.
Lead Independent Directors
In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.
Board Independence
The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.
Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.
Board Size
The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.
Classified Boards
The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.
Independent Committees
The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.
Non-Disclosure of Board Compensation
The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.
Director and Officer Indemnification and Liability Protection
The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
Compensation Proposals
Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
The Advisor and the Subadvisors generally vote against in cases where there are an unacceptable under of problematic pay practices including:
•	Poor linkage between the executives’ pay and the company’s performance and profitability;
•	The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.
Additional Disclosure on Executive and Director Pay. The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Frequency of Shareholder Votes on Executive Compensation. The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.
Golden Parachutes. In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:
•	Potentially excessive severance payments;
•	Agreements that include excessive excise tax gross-up provisions;
•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
•	Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company's estimated shareholder value transfer (SVT) in relation to peers, considering:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.
•	Plan Features:
Automatic single-triggered award vesting upon CIC;

Discretionary vesting authority;
Liberal share recycling on various award types; and
Minimum vesting period for grants made under the plan.
•	Grant Practices:
The company’s three year burn rate relative to its industry/market cap peers;
Vesting requirements for most recent CEO equity grants (3-year look-back);
The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
Whether the company maintains a claw-back policy; and
Whether the company has established post exercise/vesting share-holding requirements.
The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:
•	Awards may vest in connection with a liberal CIC;
•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
•	Any other plan features that are determined to have a significant negative impact on shareholder interests.
Transferable Stock Options. The Advisor and the Subadvisors evaluate on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.
Employee Stock Purchase Plans. The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.
401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.
Stock Ownership Requirements. The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.
Stock Holding Periods. The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
Recovery of Incentive Compensation. The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
Capital Structure Changes and Anti-Takeover Proposals
Increase to Authorized Shares. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
Blank Check Preferred Stock. The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
Pre-emptive Rights. The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g. UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.
Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.
Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:
•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•	Change in control: will the transaction result in a change in control of the company?
•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs. The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements. The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.
Shareholder Rights Plans. The Advisor and the Subadvisors review on a case-by-case basis proposals to ratify shareholder rights plans. The Advisor and the Subadvisors look for shareholder friendly features including a two-to-three year sunset provision, a permitted bid provision and a 20% or higher flip-in provision.
Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.
Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control of the board of directors.
Mergers and Corporate Restructurings
Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.
The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
Spin-offs. The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales. The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.
Ratification of Auditors
The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:
•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
•	the auditors are being changed without explanation; or
•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
Auditor Rotation
The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
Auditor Indemnification
The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.
Shareholder Access and Voting Proposals
Proxy Access. The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.
Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. The Advisor and the Subadvisorsvote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.
Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.
Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.
Supermajority Vote Requirements. The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.
Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.
The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.
Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.
Adjourn Meeting if Votes are Insufficient. The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.
Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Environmental and Social Issues
The Advisor and the Subadvisors recognize that the companies in which they invest may enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.
When evaluating these proposals, we consider the following factors:
•	The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;
•	Whether the issues presented have already been effectively dealt with through governmental regulation; and
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the requested information is available to shareholders either from the company or from a publically available source.
Miscellaneous Proposals
Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.
Other Business. Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted on.

Appendix B

Rating Categories
The following is a description of certain ratings assigned by Standard & Poor (“S&P”), Moody’s and Fitch Ratings (“Fitch”).
S&P
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	likelihood of payment;
•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	nature of and provisions of the obligation, and the promise we impute;
•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings Definitions
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:
•	amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Moody’s
Long-Term Obligation Ratings and Definitions
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
Obligations rated “B” are considered speculative and are subject to high credit risk.
Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch
Corporate Finance Obligations—Long-Term Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk: Default is a real possibility.
CC: Very high levels of credit risk: Default of some kind appears probable.

C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	execution of a distressed debt exchange on one or more material financial obligations.
D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales
Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk: “C” indicates that default is a real possibility.
Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.default of a specific short-term obligation.

MULTIFDSAI-0717

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(i)	Articles of Incorporation(1)

	(ii)	Articles Supplementary(6)

(b)	By-Laws(4)

(c)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article SEVENTH), filed as Exhibit (a) to this Registration Statement and the Registrant’s By-Laws (Article II and Article VI) filed as Exhibit (b) to this Registration Statement.

(d)	(i)	Form of Investment Advisory Agreement(2)

	(ii)	Form of Amendment to Investment Advisory Agreement(5)

(e)	(i)	Form of Underwriting Agreement (Class A and Class C shares)(2)

	(ii)	Form of Distribution Agreement (Class I shares only)(2)

(f)	Not Applicable

(g)	Form of Master Custodian Agreement(2)

(h)	(i)	Form of Amended and Restated Administration Agreement between the Fund and the Advisor*

	(ii)	Form of Administration Agreement between the Fund and State Street Bank and Trust Company(2)

	(iii)	Form of Transfer Agency and Service Agreement(2)

	(iv)	Form of Amended Shareholder Services Plan(6)

	(v)	Form of Amended Fee Waiver Agreement*

(i)	Opinion of Venable LLP(6)

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	Not Applicable

(l)	Investment Representation Letter(2)

(m)	Amended Distribution and Service Plan(6)

(n)	Amended Multiple-Class Plan(6)

(p)	Code of Ethics of the Fund, amended January 2017(6)

(1)	Incorporated by reference from Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”) on November 9, 2004 (Accession Number 0000950117-04-003873).
(2)	Incorporated by reference from Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the Commission on August 8, 2005 (Accession Number 0000950117-05-003146).
(3)	Incorporated by reference from Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed with the Commission on June 26, 2009 (Accession Number 0001193125-09-138761).
(4)	Incorporated by reference from Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed with the Commission on June 28, 2010 (Accession Number 0001193125-10-148713).
(5)	Incorporated by reference from Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed with the Commission on June 28, 2016 (Accession Number 0001193125-16-634305).
(6)	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession Number 0001193125-17-106776).
*	Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 30.	INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a)(i) to the Registrant’s Registration Statement filed on November 9, 2004, and Article VIII, of the Registrant’s By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 7 to its Registration Statement filed on June 28, 2010. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement, filed as Exhibit (d)(i) to Pre-Effective Amendment No. 2 to the Registration Statement filed on August 8, 2005. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement, filed as Exhibit (h)(i) to Post-Effective Amendment No. 5 to the Registration Statement filed on June 26, 2009. The liability of Cohen & Steers Securities, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Underwriting Agreement and Distribution Agreement filed as Exhibits (e)(i) and (e)(ii), respectively, to this Pre-effective Amendment No. 2 to the Registration Statement filed on August 8, 2005.

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the Registrant’s shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.

The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 32(b) below.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Chief Executive Officer, Director	*

Joseph M. Harvey	President	*

Adam M. Derechin	Executive Vice President and Chief Operating Officer	*

Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*

Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - January 2017

Name	Title	Other Business/Position Held/Dates
Douglas R. Bond	Executive Vice President	*

William J. Frischling	Executive Vice President	*

Stephen Dunn	Executive Vice President	*

Jon Cheigh	Executive Vice President	*

Thomas Bohjalian	Executive Vice President	*

Todd Glickson	Executive Vice President	*

William F. Scapell	Executive Vice President, Director of Fixed Income Investments	*

James Giallanza	Executive Vice President	*

Michele Nolty	Executive Vice President	*

David Edlin	Executive Vice President	*

Lisa Phelan	Executive Vice President and Director of Compliance	*

Richard E. Helm	Senior Vice President	*

Robert Becker	Senior Vice President	*

Erin Berry	Senior Vice President	*

Vincent Childers	Senior Vice President	*

Leonard Geiger	Senior Vice President	*

Marc Haynes	Senior Vice President	*

Takeshi Itai	Senior Vice President	*

William Leung	Senior Vice President	*

Daniel Longmuir	Senior Vice President	*

Christopher Parliman	Senior Vice President	*

Mark Smith - Lyons	Senior Vice President	*

Yigal Jhirad	Senior Vice President	*

Christopher Henderson	Senior Vice President	*

James McAdams	Senior Vice President	*

Charles McKinley	Senior Vice President	*

Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President, 1996 - 2014 Pace-Glass, Inc., Vice President, 1996 - 2014

Nicholas Koutsoftas	Senior Vice President	*

Elena Dulik	Senior Vice President	*

Benjamin Ross	Senior Vice President	*

Rogier Quirijns	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates
Tina M. Payne	Senior Vice President	*

Michael Penn	Senior Vice President	*

Martha Shapiro	Senior Vice President	*

Adam Johnson	Senior Vice President and Associate General Counsel	*

Ben Morton	Senior Vice President	*

Matthew Karcic	Senior Vice President	*

Deborah Benzel	Senior Vice President	*

Kim Spellman	Senior Vice President	*

Elaine Zaharis-Nikas	Senior Vice President	*

Jason Yablon	Senior Vice President	*

Anton Chan	Senior Vice President	*

Luke Sullivan	Senior Vice President	*

Charles Wenzel	Senior Vice President	*

Stephen Kenneally	Senior Vice President, Executive Director	*

Heather Kaden	Senior Vice President	*

Michelle Butler	Senior Vice President	*

Neil Bloom	Senior Vice President	*

Michael Loftus	Senior Vice President	*

Kevin Lotti	Senior Vice President	*

Ronald Pucillo	Senior Vice President	*

Ted Valenti	Senior Vice President	*

Emily Conte	Senior Vice President	*

William Alstrin	Senior Vice President	*

Brian Meta	Senior Vice President	*

Christopher Rhine	Senior Vice President	*

Amy Duling	Senior Vice President	*

James Cahill	Senior Vice President	*

Brian Cordes	Senior Vice President	*

Michael Gutch	Senior Vice President	*

Dennis Rothe	Senior Vice President	*

Austin Fagan	Senior Vice President	*

Christopher Barrett	Senior Vice President	*

Stephen Lavine	Senior Vice President	*

Evan Serton	Senior Vice President	*

Pascal van Garderen	Senior Vice President	*

Adam Collins	Senior Vice President	*

Mary Ruth Newman	Senior Vice President	*

Jeffrey Nye	Senior Vice President	*

Brandon Brown	Vice President	*

Kristen Choi	Vice President	*

Quynh Dang	Vice President	*

Kenneth Dougherty	Vice President	*

Dane Garrood	Vice President	*

Michael Graveline	Vice President	*

Anatoliy Cheravach	Vice President	*

Jamelah Leddy	Vice President	*

Jessen Fahey	Vice President	*

Name	Title	Other Business/Position Held/Dates
Stephen Tone	Vice President	*

Scott Dwyer	Vice President	*

Michael Hart	Vice President	*

Humberto Medina	Vice President	*

William Formosa	Vice President	*

Kevin Rochefort	Vice President	*

Janine Seto-Moy	Vice President	*

Elizabeth Shaar-Krudener	Vice President	*

Andrew Humble	Vice President	*

J.P. Kandasami	Vice President	*

Robert Kastoff	Vice President	*

Leon Ko	Vice President	*

Steve Lam	Vice President	*

Albert Laskaj	Vice President	*

Michael McGarry	Vice President	*

Sharanya Mitchell	Vice President	*

Vivian Ngoh	Vice President	*

Ken Nomakuchi	Vice President	*

Stephen Quan	Vice President	*

Michael Schell	Vice President	*

Joseph Handelman	Vice President	*

Brian Judy	Vice President	*

Ryan McLean	Vice President	*

Masaki Kubo	Vice President	*

Gerios Rovers	Executive Director	*

Name	Title	Other Business/Position Held/Dates

Mathew Kirschner	Vice President	*

Matthew McAvoy	Vice President	*

Damien Porras	Vice President	*

Jason Williams	Vice President	*

Yue Zhang	Vice President	*

William Cheng	Vice President	*

John Murphy	Vice President	*

Jonathan Beshel	Vice President	*

Jerome Dorost	Vice President	*

Laurel Durkay	Vice President	*

Lorraine Tutovic	Vice President	*

Robert Demert	Vice President	*

Dana DeVivo	Vice President	*

Jung Mi Kim	Vice President	*

Elliot Trencher	Vice President	*

Julia Phillips	Vice President	*

Mark Adams	Vice President	*

Jonathan Brailey	Vice President	*

Keith Caswell	Vice President	*

Colleen Cleary	Vice President	*

Grace Ding	Vice President	*

Daniel Hafford	Vice President	*

Christian Lau	Vice President	*

Raquel McLean	Vice President	*

Jarrett Mellman	Vice President	*

Tyler Rosenlicht	Vice President	*

Brad Sanderson	Vice President	*

Daniel Tyshovnytsky	Vice President	*

Michiru Wisely	Vice President	*

Sara Shean	Vice President	*

James Shields	Vice President	*

Joshua Troper	Vice President	*

Regina Vaitzman	Vice President	*

Jason Vinikoor	Vice President	*

Christian Rusu	Vice President	*

David Fussella	Vice President	*

Wincheng Lin	Vice President	*

Marcel Miu	Vice President	*

David Moonasar	Vice President	*

Israel Mordowitz	Vice President	*

Kendra Noonan	Vice President	*

Diana Schwahn	Vice President	*

Brian Casey	Vice President	*

Joseph Handelman	Vice President	*

Brian Judy	Vice President	*

ITEM 32.	PRINCIPAL UNDERWRITERS

(a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant. The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

Cohen & Steers Institutional Global Realty Shares, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Real Assets Fund, Inc.

Cohen & Steers Real Estate Securities Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Global Infrastructure Fund, Inc.

Cohen & Steers Preferred Securities and Income Fund, Inc.

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Cohen & Steers Active Commodities Strategy Fund, Inc.

Cohen & Steers Low Duration Preferred and Income Fund, Inc.

(b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Position and Offices with Distributor	Position and Offices With Registrant
Robert H. Steers	Vice President	Chairman and Director

Joseph M. Harvey	None	Director

Adam M. Derechin	Vice President	President and Chief Executive Officer

Francis C. Poli	President and Chief Legal Officer	Assistant Secretary

Stephen Dunn	Vice President	None

David Edlin	Vice President	None

William Frischling	Vice President	None

Tina M. Payne	Secretary	Secretary and Chief Legal Officer

Adam Johnson	Assistant Secretary	None

Matthew Stadler	Chief Financial Officer and Treasurer	None

James McAdams	Assistant Treasurer	None

Heather Kaden	Chief Compliance Officer	Deputy Chief Compliance Officer

Lisa Phelan	Vice President	Chief Compliance Officer

(c) Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of June, 2017.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By: /s/ ADAM M. DERECHIN
Adam M. Derechin
President and CEO

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	SIGNATURE	TITLE	DATE

By:	/s/ ADAM M. DERECHIN	President and Chief Executive Officer	June 28, 2017
	(ADAM M. DERECHIN)	(Principal Executive Officer)

By:	/s/ JAMES GIALLANZA	(Principal Financial and Accounting Officer)	June 28, 2017
(JAMES GIALLANZA)

	*	Chairman and Director	June 28, 2017
(ROBERT H. STEERS)
	*	Director	June 28, 2017
(JOSEPH M. HARVEY)
	*	Director	June 28, 2017
(MICHAEL G. CLARK)
	*	Director	June 28, 2017
(BONNIE COHEN)
	*	Director	June 28, 2017
(GEORGE GROSSMAN)
	*	Director	June 28, 2017
(DEAN JUNKANS)
	*	Director	June 28, 2017
(RICHARD E. KROON)
	*	Director	June 28, 2017
(GERALD J. MAGINNIS
	*	Director	June 28, 2017
(JANE F. MAGPIONG)
	*	Director	June 28, 2017
(RICHARD J. NORMAN)
	*	Director	June 28, 2017
(FRANK K. ROSS)
	*	Director	June 28, 2017
(C. EDWARD WARD, JR.)

*By: /s/ TINA M. PAYNE			June 28, 2017
Tina M. Payne
ATTORNEY-IN-FACT